SCHEDULE 14A (RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Lincoln Variable Insurance Products Trust

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LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1301 South Harrison Street

Fort Wayne, Indiana 46802

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

April 5, 2024

Dear Contract Owners and Shareholders:

You currently have an investment interest in at least one series mutual fund of the Lincoln Variable Insurance Products Trust (the “Trust”). We are writing to notify you of a special meeting of shareholders (the “Meeting”) of the LVIP funds, which are listed in Exhibit A (the “Funds”). You are being asked to provide instructions on how certain votes should be cast at the Meeting.

The Meeting will be held on June 14, 2024 at 11:00 a.m. Eastern Time, in the offices of the Trust at 1301 South Harrison Street, Fort Wayne, Indiana 46802. The attached Proxy Statement describes in detail the proposed agenda items for the Meeting.

The following proposals will be considered and acted upon at the Meeting:

1.	To elect ten trustees to the Board of Trustees of the Trust;

2.	To authorize the LVIP BlackRock Global Allocation Fund to rely on an SEC “Manager of Managers” order; and

3.	To transact such other business, not currently contemplated, that may properly come before the Meeting or any adjournments or postponements thereof.

The shares of the Funds of the Trust are sold directly or indirectly primarily to separate accounts of The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“Lincoln New York”), and other unaffiliated insurance companies that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by those insurance companies. Contract owners and policy participants are referred to collectively herein as “Contract Owners.”

You are being requested to instruct Lincoln Life, Lincoln New York or other unaffiliated insurance companies how to vote the shares of the Funds that are attributable to your Accounts at the Meeting.

Only shareholders of record who owned Fund shares at the close of business on March 15, 2024 are entitled to vote at the Meeting and at any adjournments or postponements thereof. A shareholder of record as of the close of business on that date has the right to direct the persons listed on the enclosed proxy card as to how to vote its shares in the Fund(s). Only shareholders of record as of the Record Date in the LVIP BlackRock Global Allocation Fund are being asked to vote on Proposal 2.

To assist you, a voting instruction form or proxy card is enclosed. In addition, a Proxy Statement describing the matters to be voted on at the Meeting or any adjournment(s) thereof is attached to this Notice. The enclosed voting instruction form or proxy card is being solicited on behalf of the Board of Trustees of the Trust.

We realize that you may not be able to attend the Meeting to provide voting instructions or vote your proxy in person. However, we do need your voting instructions or your vote. Whether or not you plan to attend the Meeting, please promptly complete, sign, and return each voting instruction form or proxy card included with this Proxy Statement in the enclosed postage-paid envelope or provide your voting instructions or proxy by mail, telephone, or through the Internet as explained in the enclosed Proxy Statement. If you decide to attend the Meeting, you may revoke your prior voting instructions or proxy and provide voting instructions or your vote in person. The number of shares of each Fund attributable to you will be voted in accordance with your voting instruction form or proxy card.

If you have any questions about the Meeting, please feel free to call 1-800-4LINCOLN (454-6265).

By Order of the Board of Trustees of the Trust,

/s/ Ronald A. Holinsky
Ronald A. Holinsky
Secretary
April 5, 2024

Important notice regarding the availability of proxy materials for the shareholder Meeting to be held on June 14, 2024: this Notice of Special Meeting of Shareholders, Proxy Statement and the form of voting instruction and proxy card are available on the Internet at https://www.proxy-direct.com/lin-33894.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1301 South Harrison Street

Fort Wayne, Indiana 46802

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON June 14, 2024

You currently have an investment interest in at least one series mutual fund of the Lincoln Variable Insurance Products Trust (the “Trust”). There will be a special meeting of shareholders (the “Meeting”) of the LVIP funds, which are listed in Exhibit A (the “Funds”). You are being asked to provide instructions on how certain votes should be cast at the Meeting.

The Trust’s Board of Trustees is furnishing this Proxy Statement to you in connection with the solicitation of voting instructions and proxies for the Meeting. The Meeting will be held at the offices of the Trust at 1301 South Harrison Street, Fort Wayne, Indiana 46802, at 11:00 a.m. Eastern Time on June 14, 2024.

The Board is soliciting voting instructions/proxies with respect to the following proposals (each a “Proposal,” collectively the “Proposals”):

Proposal	Who Votes on the Proposal?
1. To elect ten trustees to the Board of Trustees.	Shareholders of the Trust with shareholders of all Funds voting together
2. To authorize the LVIP BlackRock Global Allocation Fund to rely on an SEC “Manager of Managers” order.	Shareholders of the LVIP BlackRock Global Allocation Fund

The shares of the Funds are sold directly or indirectly primarily to separate accounts of The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“Lincoln New York”), and other unaffiliated insurance companies that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by such companies. Contract owners and policy participants are referred to collectively as “Contract Owners.”

You are being requested to instruct Lincoln Life, Lincoln New York or other unaffiliated insurance companies how to vote the shares of the Funds that are attributable to your Accounts at the Meeting.

Only shareholders of record who owned Fund shares at the close of business on March 15, 2024 (the “Record Date”) are entitled to vote at the Meeting and at any adjournments or postponements thereof. A shareholder of record on the Record Date has the right to direct the persons listed on the enclosed proxy card as to how to vote its shares in the Fund(s).

To the extent that any shares of a Fund are owned directly by a Fund that operates as a “fund of funds” those shares will be voted directly by the fund of funds in the same proportion as all other votes received from the other holders of the underlying Funds’ shares (so called “echo voting”).

The date of the first mailing of the voting instruction form, proxy card and this Proxy Statement to shareholders and to the corresponding Contract Owners will be on or about April 5, 2024. If you have any questions about the Meeting, please feel free to call us toll free at 1-800-4LINCOLN (454-6265).

It is important for you to provide voting instructions or vote on the Proposals described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.

FREQUENTLY ASKED QUESTIONS

Q:	What Proposal am I being asked to vote for in this Proxy Statement?

A:

Proposal 1: Election of Trustees. At meetings on June 6, 2023 and March 5, 2024, the Board, including the Independent Trustees (as defined below), and the Nominating and Governance Committee, nominated and/or recommended ten individuals for election or re-election to the Board. Shareholders are asked to elect the Trustee Nominees (as defined below) to serve as Trustees. If elected, each Trustee will serve until his or her successor is duly elected and qualified or until his or her resignation, death or retirement. It has been five years since a meeting of shareholders was last held to elect members of the Board, and changes since that time in the composition of the Board now necessitate a meeting to elect the Trustee Nominees. Under the Investment Company Act of 1940 (the “1940 Act”) at least two-thirds of the Trustees must be elected by shareholders.

Proposal 2: Approval To Authorize the LVIP Blackrock Global Allocation Fund To Rely On The Manager Of Managers Order. At a meeting on March 5, 2024, the Board, including the Independent Trustees (as defined below), approved the preparation and filing of this proxy statement to shareholders of the LVIP BlackRock Global Allocation Fund. Shareholders are being asked to authorize this Fund’s reliance on an SEC “Manager of Managers” order that would permit Lincoln Financial Investments Corporation (“LFI”), the Fund’s manager, or any other entity under common control with LFI that serves as an adviser to the Fund (together, the “Manager”) subject to the approval of the Board of Trustees, to appoint subadvisers, and enter into, and materially amend, subadvisory agreements for the Fund without further shareholder approval (the “Manager of Managers Order”). Because the LVIP BlackRock Global Allocation Fund was a replacement fund in a recent “substitution,” the Lincoln National Life Insurance Company SEC “substitution” order (the “Substitution Order”)1 requires fund shareholders to re-approve the Manager of Managers Order before LFI can rely on the Manager of Managers Order for this fund.

Q:	How do the Trustees recommend that I vote?

A:	The Board of Trustees recommends that you provide voting instructions or vote to approve both of the Proposals.

Q:	How do I provide voting instructions or vote my interest in Fund shares?

A:	You may provide voting instructions or vote your interest in Fund shares by the Internet, by mail or by telephone.

Q:	Who will pay for the costs of the preparation, printing and mailing of this Proxy Statement?

A:	The mailing, printing, legal, proxy solicitation and tabulation expenses associated with the Proposals are approximately $1,420,000 and will be borne by the Trust.

[1]	See SEC Notice (Rel. No. IC-30468, April 18, 2013) and SEC Order (Rel. No. IC-30517, May 14, 2013).

VOTING PROCEDURES

Contract Owners and Shareholders are urged to designate their choices on each of the matters to be acted upon by using one of the following three methods:

BY INTERNET

•	Read the Proxy Statement.
•	Go to the voting link found on your voting instruction form or proxy card, or scan the QR code found on the proxy card.
•	Follow the instructions using your voting instruction form or proxy card as a guide.
•	Do not mail the voting instruction form or proxy card if you provide voting instructions or vote by Internet.

BY MAIL

•	Read the Proxy Statement.
•	Date, sign, and return the enclosed voting instruction form or proxy card in the envelope provided, which requires no postage if mailed in the United States.

BY TELEPHONE

•	Read the Proxy Statement.
•	Call the toll-free number found on your voting instruction form or proxy card.
•	Follow the recorded instructions using your voting instruction form or proxy card as a guide.
•	Do not mail the voting instruction form or proxy card if you provide voting instructions by telephone.

If you have any questions about the Meeting or anything in this Proxy Statement, please feel free to call us toll free at 1-800-4LINCOLN (454-6265).

PROPOSAL 1: ELECTION OF TRUSTEES

(All Funds)

Shareholders of each of the Funds are being asked to elect ten Trustees to serve on the Trust’s Board of Trustees.

Who are the nominees for Trustee?

The nominees are: Jayson R. Bronchetti, Steve A. Cobb, Peter Finnerty, Ken C. Joseph, Barbara L. Lamb, Thomas A. Leonard, Pamela L. Salaway, Manisha A. Thakor, Brian W. Wixted, and Nancy B. Wolcott (the “Trustee Nominees”). Six current members of the Board of Trustees, Messrs. Cobb, Leonard, and Wixted and Mmes. Lamb, Salaway, and Wolcott, are standing for re-election by shareholders. Three current members of the Board of Trustees, Messrs. Bronchetti and Joseph and Ms. Thakor, were previously elected by the Board and will stand for election by shareholders as Trustees for the first time. Mr. Finnerty is not currently a member of the Board of Trustees. Among the Trustee Nominees, Mr. Bronchetti is an “interested person” of the Trust as that term is defined in the 1940 Act. Mr. Bronchetti is an interested person of the Trust because he is a Director and President of the Trust’s investment adviser, Lincoln Financial Investments Corporation, and a Chief Investment Officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser. The remaining Trustee Nominees would be deemed to be “Independent Trustees” (i.e., Trustees who are not “interested persons” of the Trust). Please refer to “How are nominees for Trustee selected?” for further detail on the nomination process.

Under the 1940 Act, generally, no person may serve as a member of a mutual fund board of trustees unless that person was elected as a trustee by the outstanding voting securities of the fund. However, a new trustee may be appointed by the existing board members if immediately after such appointment at least two-thirds of the trustees then holding office have been elected to such office by the holders of the outstanding voting securities at an annual or special meeting of shareholders.

If elected, each Trustee Nominee will serve as Trustee until his or her successor has been duly elected and qualified for office or until his or her earlier resignation, death or retirement. Trustees shall retire no later than the end of the calendar year in which the Trustee turns 75 years old. Thus, Mr. Leonard is scheduled to retire at the end of 2024. Each Trustee Nominee is currently available and has consented to be named in this Proxy Statement and to serve if elected.

The table below provides certain background information for each Trustee Nominee, including the number of Funds that the Trustee Nominee oversees.

INFORMATION ON THE TRUSTEE NOMINEES

Interested Trustee

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President, and Head of Funds Management.	123	Lincoln Financial Investments Corporation; CITRS, Inc.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	123	None

Peter Finnerty**	Nominee	Proposed for Election	US Mutual Fund Leader, Global Asset, Wealth Management Leader, and Partner of Pricewaterhouse Coopers LLP (accounting firm)	N/A	None

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	123

Board of Directors of

University Settlement; Board of Directors of Harvard Kennedy School NY/NJ/CT Alumni Network (President); Board of Directors of the University of North Carolina, School of Law Alumni Association

Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	123	South Suburban Humane Society

Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	123	Copeland Capital Trust since 2010 (3 portfolios)

Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	123	None

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen LLC; Formerly: Vice President, Brighton Jones	123	Board Member at The National Endowment for Financial Education since 2017

Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	123	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)

Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	123	FundVantage Trust since 2011 (32 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio); Polen Credit Opportunities Fund since 2023 (1 portfolio)
**	Peter Finnerty is a nominee for Trustee and is not currently serving as a Trustee.

What are the business backgrounds and other qualifications of the nominees?

The following is a brief description of the experience and attributes of each Trustee that led the Board to conclude that each Trustee (including each Trustee Nominee) is qualified to serve on the Board of the Trust. The information may assist in your decision on whether to vote in favor of a Trustee’s election. References to the experience and attributes of Trustees are pursuant to requirements of the SEC and are not holding out the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any Trustee or the Board.

Jayson R. Bronchetti. Mr. Bronchetti has served as Director and President of Lincoln Financial Investments Corporation since August 2016. Mr. Bronchetti also serves as an officer of The Lincoln National Life Insurance Company. Mr. Bronchetti joined Lincoln Financial Group in 2013. Mr. Bronchetti previously served as Executive Director of Debt Capital Markets for J.P. Morgan. He has also held positions in private equity, fixed income asset management, credit research, and trading with Macquarie Investments and Bank of America. He is a founding Chapter Executive of the Chartered Alternative Investment Analyst (“CAIA”) Society of Philadelphia and has served as a board member on several private equity owned companies and charitable foundations. Mr. Bronchetti received a bachelor’s degree in finance, with a minor in economics, from Miami University in Oxford, Ohio. He is also a graduate of the Executive Development Program at the Wharton School of the University of Pennsylvania. Mr. Bronchetti is a member of the CFA Society of Philadelphia, and holds Series 7, Series 79, and Series 63 securities licenses.

Steve A. Cobb. Mr. Cobb has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. He is currently a Managing Partner of CID Capital (CID), a private equity firm he joined in 2001. Mr. Cobb often serves as a director of portfolio companies in which CID invests. He has previously served as a director of multiple other companies. Mr. Cobb is a founder and past Director of the Indiana Chapter of the Association for Corporate Growth. He is a past director of several community non-profit organizations. Prior to joining CID, Mr. Cobb was a finance manager with Procter & Gamble where he held a variety of operational and financial roles, including financial analysis, accounting, and internal controls. Through his experience, Mr. Cobb provides the Board with over twenty years of financial, accounting and business management insight.

Peter Finnerty. Mr. Finnerty is a Trustee Nominee of Lincoln Variable Insurance Products Trust. He is currently a partner of Pricewaterhouse Coopers LLP where he currently serves as US Mutual Fund Leader and Global Asset & Wealth Management Leader. Mr. Finnerty joined Pricewaterhouse Coopers LLC (“PwC”) in 1985 and has served as a partner since 1996 to the firm’s domestic and international investment management clients. Mr. Finnerty is scheduled to retire from PwC on June 30, 2024. Mr. Finnerty holds a Certified Public Accountant designation and is a member of the American Institute of Certified Public Accountants. Through his experience, Mr. Finnerty provides the Board with accounting, auditing and financial services industry experience.

Ken C. Joseph. Mr. Joseph has served as a Trustee of Lincoln Variable Insurance Products Trust since 2022. He is currently a Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas for Kroll LLC (formerly Duff & Phelps, LLC). Mr. Joseph previously served for over 20 years at the U.S. Securities & Exchange Commission, including as Associate Director/Senior Officer in the Division of Examinations (formerly known as the Office of Compliance Inspections and Examinations), and as an Assistant Director in the Division of Enforcement. He previously served as an Associate Dean of St. John’s University, NY. Currently, he serves on the Board of Directors of the Harvard Kennedy School NY/NJ/CT Alumni Network (President), University Settlement, and the University of North Carolina, School of Law Alumni Association. Mr. Joseph provides the board with compliance, securities law and business experience.

Barbara L. Lamb. Ms. Lamb has served as a Trustee of Lincoln Variable Insurance Products Trust since 2019. She retired from WH Trading LLC in 2022. Ms. Lamb served as a Managing Director of Finance and Administration for WH Trading LLC from 2015-2022. She previously served as a Managing Director of Cheiron Trading LLC from 2012-2015 and a Financial Officer for Valorem Law Group, LLC from 2008-2009. Previously, she served as Chief Development Officer for Market Liquidity, LLC from 1999-2001. Ms. Lamb served as Chief Credit Officer, Senior Vice President, and Director for The Chicago Corporation from 1986-1998 and in several finance and development positions from 1980-1986. Ms. Lamb holds the Chartered Financial Analyst Designation and is a member of the CFA Institute of Chicago. Through her experience, Ms. Lamb provides the board with risk management and investing insight.

Thomas A. Leonard. Mr. Leonard has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. Mr. Leonard retired from Pricewaterhouse Coopers, LLP in 2008, where he had served as Financial Services Industry Leader in the firm’s Philadelphia office from 2000-2008 and from 1982-2008 as a Partner providing services to clients predominately in the asset management business with a focus on global fund complexes and insurance company retail and variable funds. Mr. Leonard is currently a board member of Copeland Capital Trust and was previously a board member of AlphaOne Capital and WT Mutual Fund. Since 2012, Mr. Leonard has served as a consultant to the FundVantage Trust. Through his experience, Mr. Leonard provides the Board with accounting, auditing and financial services industry experience.

Pamela L. Salaway. Ms. Salaway has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. Ms. Salaway retired from the Bank of Montreal/Harris Financial Corp in 2010 where she most recently had served as Chief Risk Officer of BMO’s U.S. operations from 2007 to 2009 and as the Harris Financial Corp Personal & Commercial Line of Business Chief Credit Officer/Chief Risk Officer from 2007 to 2010. From 2000 to 2006, she served in a variety of Executive Management positions within the Risk Management Group of BMO Harris Bank. During this time, she participated in audit committee meetings of the board and coordinated risk oversight committee meetings of the board. Through her experience, Ms. Salaway provides the Board with risk management and business experience.

Manisha A. Thakor. Ms. Thakor has served as a Trustee of Lincoln Variable Insurance Products Trust since 2022. Ms. Thakor currently serves at MoneyZen LLC, which she founded in 2009. From 2018-2020, Ms. Thakor served as Vice President at Brighton Jones. From 2015-2017, Ms. Thakor served as Director of Wealth Strategies for Women at Buckingham Financial. She is a Board member of The National Endowment for Financial Education. Ms. Thakor is also a Chartered Financial Analyst (CFA) charterholder and Certified Financial Planner (CFP). Ms. Thakor provides the Board with investment management experience and financial services industry insight.

Brian W. Wixted. Mr. Wixted has served as a Trustee of Lincoln Variable Insurance Products Trust since 2019. Mr. Wixted formerly served as a consultant for CKC Consulting and since 2019, as an Advisory Partner with AI Capital. Mr. Wixted served as the Senior Vice President of Finance and Fund Treasurer of the Oppenheimer Funds from 1999-2016. He served as the Principal and Chief Operating Officer of Bankers Trust Company’s Mutual Funds Group from 1995-1999 and the Vice President and Chief Financial Officer for CS First Boston Investment Management Corp from 1991-1995. Mr. Wixted served as Vice President and Accounting Manager with Merrill Lynch Asset Management from 1987-1991. From 1981-1987, he held several accounting positions with brokerage and accounting firms. Mr. Wixted holds a Certified Public Accountant designation and is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. Through his experience, Mr. Wixted provides mutual fund, investment management and financial services industry insight.

Nancy B. Wolcott. Ms. Wolcott has served as a Trustee of Lincoln Variable Insurance Products Trust since 2017. She was Executive Vice President and Head of GFI Client Service Delivery at BNY Mellon Asset Servicing from 2012 to 2014. Ms. Wolcott served as Executive Vice President and Head of U.S. Funds Services at BNY Mellon Asset Servicing from July 2010 to January 2012. She served as the President of BNY Mellon Distributors Holdings Inc. (formerly, PNC Global Investment Servicing Inc.) from December 2008 to July 2010 and served as its Chief Operating Officer from 2007 to 2008. Prior to that, Ms. Wolcott served as Executive Vice President of the predecessor firm, PFPC Worldwide Inc., from 2006 to 2007. She joined PNC in 1996 and served as its Executive Vice President with PNC Advisors before coming to Global Investment Servicing in 2000. Prior to PNC, she served as the Head of Corporate and Institutional Trust at HarrisBank/Bank of Montreal. Through her experience, Ms. Wolcott provides banking and financial services industry insight.

Each Trustee also has familiarity with the Trust, its investment adviser and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees.

What are the responsibilities of the Board of Trustees?

The primary responsibility of the Board is to represent the interests of the Trust’s shareholders and to provide oversight of the management of the Funds. The Trust’s primary day-to-day operations are managed by the investment adviser and other service providers who have been approved by the Board. The Board is currently comprised of nine Trustees, eight of whom are classified under the 1940 Act as “non-interested” persons of the Trust (Independent Trustees) and one of whom is classified as an interested person of the Trust (Interested Trustee). The Interested Trustee Nominee, Mr. Bronchetti, serves as the Chairperson of the Board.

As part of its general oversight of the Trust, the Board is involved in the risk oversight of the Trust. The Board/Investment Committee reviews the Funds’ investment performance with the adviser at each of its regularly scheduled quarterly meetings. In addition, the Board must approve any material changes to a Fund’s investment policies or restrictions. With respect to compliance matters, the Trust’s Chief Compliance Officer provides the annual compliance report required by Rule 38a-1 under the 1940 Act, and meets with the Audit Committee at its quarterly meetings.

The Board considered the number of Funds in the Trust, the Trust’s total assets, and the general nature of the Funds’ investments and determined that its leadership structure is appropriate given the characteristics of the Trust.

The Board has a Lead Independent Trustee that serves as the primary liaison between the Trust’s management and the Independent Trustees. The Lead Independent Trustee works with management in setting the agenda for Board meetings. The Lead Independent Trustee is selected by the Independent Trustees and serves until a successor is selected. Ms. Wolcott currently serves as the Lead Independent Trustee.

Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Board establishes the policies and reviews and approves contracts and their continuance. The Board regularly requests and/or receives reports from the investment adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer. The Board has established three standing committees and has delegated certain responsibilities to those committees. The Board and its committees meet periodically throughout the year to oversee the Trust’s activities, review the Funds’ expenses, oversee compliance with regulatory requirements and review investment performance. The Independent Trustees are represented by independent legal counsel at Board meetings.

A description of the composition and responsibilities of the Board committees follows:

Audit Committee. The Board has established an Audit Committee, which is responsible for overseeing the Funds’ financial reporting process on behalf of the

Board and for reporting the result of their activities to the Board. The Audit Committee assists and acts as a liaison with the Board in fulfilling the Board’s responsibility to shareholders of the Trust and others relating to oversight of Fund accounting, the Trust’s systems of control, and the quality and integrity of the financial statements, financial reports, and the audit of the Trust. In addition, the Audit Committee oversees the Trust’s accounting policies, financial reporting and internal control systems. The members of the Audit Committee are Independent Trustees: Brian W. Wixted (Chair), Ken C. Joseph, Barbara L. Lamb and Thomas A. Leonard. The Audit Committee met four times during the last fiscal year.

Investment Committee. The Board has established an Investment Committee, which is responsible for overseeing the performance of the Funds and other tasks as requested by the Board. The members of the Investment Committee include Independent Trustees: Steve A. Cobb (Chair), Pamela L. Salaway, Manisha A. Thakor, and Nancy B. Wolcott. The Investment Committee met four times during the last fiscal year.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee. The Nominating and Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential independent trustee candidates to serve on the Board. The Board has adopted a charter for the Nominating and Governance Committee setting forth such Committee’s responsibilities. A copy of the charter is included as Exhibit B to this Proxy Statement. The members of the Nominating and Governance Committee are Independent Trustees: Manisha A. Thakor (Chair), Steve A. Cobb, Ken C. Joseph, Barbara L. Lamb, Thomas A. Leonard, Pamela L. Salaway, Brian W. Wixted, and Nancy Wolcott. The Nominating and Governance Committee met four times during the last fiscal year.

How are nominees for Trustees selected?

The Nominating and Governance Committee is responsible for identifying and nominating candidates for Board membership as Independent Trustees through personal and business contacts of the Trustees. In addition, the Committee may use a search firm to identify candidates for the Board, if deemed necessary and appropriate to use such a firm. The Committee’s process for evaluating Independent Trustee candidates generally includes a review of the candidate’s background and experience and other due diligence as the Committee deems appropriate.

The Nominating and Governance Committee independently evaluates independent trustee candidates for Board membership. The Nominating and Governance Committee has not established any specific requirements that a candidate must meet in order to recommend the candidate to the Board to serve as a Trustee. In considering candidates for Board membership, the Committee takes into account a wide variety of factors, including but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board;

(ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment and expertise; and (iv) the overall diversity of the Board’s composition. While the Nominating and Governance Committee considers overall diversity as a factor in evaluating the composition of the Board, the Committee does not have a formal policy in this regard.

In nominating Mr. Finnerty, Mr. Joseph and Ms. Thakor, the three Trustee Nominees who qualify as Independent Trustees and who were not previously elected by shareholders, the Board considered the factors listed above in addition to the business background and attributes of each such nominee set forth in this Proxy Statement. Mr. Joseph and Ms. Thakor are current Board members having been elected by the Board effective January 1, 2022, considering the same factors described above.

The Nominating and Governance Committee will accept shareholder recommendations for nomination to the Board. Shareholders who wish to submit recommendations for nominations to the Board must submit their recommendations in writing to the Trust’s Nominating and Governance Committee, c/o The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating and Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.

Do the Trustee Nominees have an ownership interest in the Funds?

As of December 31, 2023, the dollar range of equity securities owned beneficially by each current Trustee and any new nominee for Trustee in the Funds and in any registered investment companies overseen by the Trustees within the same family of investment companies as the Funds is as follows:

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jayson R. Bronchetti	None	None
Steve A. Cobb	LVIP Baron Growth Opportunities
Fund—$10,001 – $50,000
LVIP Dimensional U.S. Core Equity 2
Fund—$10,001 – $50,000
LVIP Dimensional U.S. Equity
Managed Volatility Fund—$10,001 –
$50,000
LVIP SSGA S&P 500 Index Fund—
	$10,001 – $50,000	Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Ken C. Joseph	LVIP Vanguard Domestic Equity ETF Fund—$50,001 – $100,000	$50,001 – $100,000
Peter Finnerty	None	None
Barbara L. Lamb	LVIP Dimensional U.S. Core Equity 1
Fund—$10,001 – $50,000 LVIP
Dimensional U.S. Core Equity 2 Fund—
$10,001 – $50,000
LVIP Dimensional International Core
Equity Fund—$10,001 – $50,000
LVIP Vanguard Bond Allocation Fund—
	$10,001 – $50,000	Over $100,000
Thomas A. Leonard	LVIP Structured Moderate Allocation Fund—Over $100,000	Over $100,000
Pamela L. Salaway	LVIP Baron Growth Opportunities Fund—$10,001 – $50,000 LVIP Mondrian International Value Fund—$10,001 – $50,000 LVIP SSGA S&P 500 Index Fund— Over $100,000	Over $100,000
Manisha A. Thakor	LVIP SSGA Small Cap Index Fund— $10,001 – $50,000 LVIP SSGA Nasdaq-100 Index Fund— $10,001 – $50,000	$50,001 – $100,000
Brian W. Wixted	LVIP SSGA S&P 500 Fund—$10,001 –
$50,000
LVIP SSGA Bond Index Fund—$10,001
– $50,000
LVIP SSGA Short-Term Bond Index
Fund—$10,001 – $50,000
LVIP SSGA Mid Cap Index Fund—
Under $10,000
LVIP SSGA Small-Cap Index Fund—
	Under $10,000	$50,001 – $100,000
Nancy B. Wolcott	LVIP American Balanced Allocation Fund—$50,001 – $100,000	$50,001 – $100,000
*	Peter Finnerty is a nominee for Trustee and is not currently serving as Trustee.

The aggregate dollar amount of securities owned beneficially by management in the Funds is less than 1% of the total assets of any Fund in the Trust.

How often does the Board meet and how are the Independent Trustees compensated?

Frequency of Board Meetings. The following table sets forth information regarding the number of meetings held by the Board and the committees of the Board for the Trust’s most recently completed fiscal year end, December 31, 2023. Each current Trustee who served on the Board during the entirety of the Trust’s last fiscal year attended at least 75% of the Board meetings and of the meetings of committees on which the Trustee served.

	Board	Audit Committee	Investment Committee	Nominating and Governance Committee
LVIP Trust	6	4	4	4

Board Compensation. The following table sets forth the compensation paid to the Independent Trustees by the Trust for the fiscal year ended December 31, 2023. The Trust constitutes the entire fund complex. The Interested Trustee is not compensated by the Trust for his service to the Board. The Trustees receive no pension or retirement benefits accrued as part of the Trust Fund expenses.

Name of Person, Position	Aggregate Compensation from the Trust
Steve A. Cobb, Trustee	$346,500
Ken C. Joseph, Trustee	$322,500
Peter Finnerty, Nominee**	N/A
Barbara L. Lamb, Trustee	$322,500
Gary D. Lemon, Trustee*	$322,500
Thomas A. Leonard, Trustee	$390,500
Charles I. Plosser, Trustee*	$319,000
Pamela L. Salaway, Trustee	$322,500
Manisha A. Thakor, Trustee	$322,500
Brian W. Wixted, Trustee	$346,500
Nancy B. Wolcott, Trustee	$332,500
*	Effective December 31, 2023, Dr. Lemon and Mr. Plosser retired as Independent Trustees of the Trust.
**	Peter Finnerty is a nominee for Trustee and is not currently serving as Trustee.

Who are the officers of the Trust?

The Board appoints officers each year, and from time to time as necessary. The following individuals are executive officers of the Trust: Matthew L. Arnold, Matthew T. Berger, Jayson R. Bronchetti, Samuel K. Goldstein, Ronald A. Holinsky, James Hoffmayer, Michael C. Hoppe, Yun (Maria) Ma, Jennifer M. Matthews, Colleen E. O’ Leary, Benjamin A. Richer, Jay T. Shearon, John (Jack) A. Weston,

Amber Williams, and Yajun (Alex) Zeng. Exhibit C includes biographic information and past business experience of each executive officer.

What is the Board recommending?

The Board is recommending that you provide voting instructions to vote FOR all nominees for Trustee.

What is the required vote to approve the Proposal?

Approval of the Trustee Nominees requires the affirmative vote of a plurality of the shares of the Trust represented at the Meeting, which means that the ten Trustee Nominees who receive the largest number of properly cast votes will be elected as Trustees.

PROPOSAL 2: APPROVAL TO AUTHORIZE THE LVIP BLACKROCK GLOBAL ALLOCATION FUND TO RELY ON THE MANAGER OF MANAGERS ORDER

(LVIP BlackRock Global Allocation Fund)

Contract Owners with an interest in shares of the LVIP BlackRock Global Allocation Fund are being asked to authorize the Fund’s reliance on the Manager of Managers Order.

The Manager of Managers Order would permit the Fund’s Manager, subject to the approval of the Board of Trustees, to appoint subadvisers, and enter into, and materially amend, subadvisory agreements for the fund without further shareholder approval. Because the LVIP BlackRock Global Allocation Fund was a replacement Fund in a recent substitution, in reliance on the Substitution Order, the shareholders must re-approve the Manager of Managers Order before the Manager can rely on it. Without the Manager of Managers Order, the Fund must call and hold a shareholder meeting, create and distribute proxy materials, and solicit shareholder votes before appointing new subadvisers or materially modifying subadvisory agreements. This process is time-intensive, costly, and slow. By avoiding the delay inherent in holding shareholder meetings, the Fund would be able to more quickly appoint a subadviser or materially amend a subadvisory agreement, when the Board of the Fund believes that such action would benefit the Fund.

If Fund shareholders do not approve the Fund’s reliance on the Manager of Managers Order, decisions regarding a proposed subadviser for the Fund or a material change to a subadvisory agreement with respect to that Fund will continue to require shareholder approval.

The Board recommends that you vote in favor of this Proposal to allow the Manager the flexibility to provide its investment management services to the Fund through one or more subadvisers and provide the Manager with the maximum flexibility to select, supervise and evaluate subadvisers – without incurring the delay or expense of obtaining further shareholder approval – because it will allow the Fund to operate more efficiently.

Manager of Managers Order

Provisions of the 1940 Act require that shareholders of a mutual fund approve any subadvisory agreement and any material amendments to a subadvisory agreement. The SEC, however, has issued the Manager of Managers Order, which permits the Manager to appoint subadvisers for the Fund and to amend subadvisory agreements without first obtaining shareholder approval.

Reliance on the Manager of Managers Order is subject to certain conditions. For example, within ninety days of the hiring of a new subadviser, the Fund is required to furnish shareholders with information that would have been included in a proxy statement regarding the new sub-adviser. In addition, the Manager is not permitted to hire affiliated sub-advisers without shareholder approval. The Manager of Managers Order also requires that the Board, including a majority of the Independent Trustees, must approve any new subadviser and any new or amended subadvisory agreement for a Fund. In considering a new or existing subadvisory agreement, the Board is required to evaluate any material conflicts that may be present in a subadvisory arrangement. Further, after being a replacement fund in a substitution, based on the Substitution Order, the fund’s use of the Manager of Managers Order must be approved by shareholders of the Fund.

By relying on the Manager of Managers Order, upon approval of the Board, including a majority of the Independent Trustees, a subadviser selected by the Manager could immediately manage the Fund’s assets. The Fund would inform shareholders of the hiring of any new subadviser within 90 days after hiring the subadviser by providing shareholders with an information statement that contains substantially the same information as the Fund would be required to send its shareholders in a proxy statement. Approval of the Manager of Managers Order will not affect any of the requirements under the federal securities laws that govern your Fund, the Manager, any proposed subadviser or any proposed subadvisory agreement with a subadviser, other than the requirement to have any future subadvisory agreement or amendment to the subadvisory agreement approved at a meeting of the Fund’s shareholders. The Board, including the Independent Trustees, will continue to evaluate and approve all new subadvisory agreements with respect to the Fund between the Manager and any subadviser, as well as all changes to any subadvisory agreement.

Approval of this Proposal will not affect your Fund’s fees. The Manager of Managers Order will not at any time entail an increase in the investment management fees paid by the Fund. The Fund’s Manager, and not the Fund, pays all subadvisory fees. Shareholder approval would be necessary to increase the investment management fees that are payable by the Fund, which is not contemplated. If the Fund relies on the Manager of Managers Order, the Manager, pursuant to its management agreement with the Fund, will continue, directly or through subadvisers, to provide the same level of management services to the Fund as it provides currently.

What is the Board recommending?

The Board is recommending that you provide voting instructions to vote FOR the Fund to rely on the Manager of Managers Order.

What is the required vote to approve the Proposal?

Approval of this Proposal 2 is required to be approved by a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

SHAREHOLDER AND VOTING INFORMATION

Share Ownership

The number of shares of the Funds that were outstanding as of the Record Date is listed in the table in Exhibit D. Contract Owners that had an Account allocated to a Fund as of the Record Date are entitled to instruct Lincoln Life, Lincoln New York, or an unaffiliated insurance company, as appropriate, on the manner in which to vote Fund shares attributable to their variable annuity contract or variable life insurance policy at the Meeting. Record Date shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.

To the knowledge of the Trust, as of the Record Date, no person, except as set forth in the table at Exhibit E, owned of record 5% or more of the outstanding shares of any class of any Fund. On the Record Date, no Trustee Nominee or Trustee or executive officer of the Trust owned any separate account units attributable to more than one percent of the assets of any class of any Fund.

Voting Information

In addition to the solicitation of voting instruction forms and proxy cards by mail, officers and employees of the Trust, without additional compensation, may solicit voting and proxy instructions in person, by telephone, and electronically, including through the Internet. The Trust will also engage a third-party vendor to solicit proxies from Contract Owners or shareholders. The agreement between Computershare Inc., a Delaware corporation (operating through its Computershare Fund Services division) (“CFS”) and Lincoln Life states that CFS will provide proxy solicitation and tabulation services for an approximate fee, including out-of-pocket expenses, of $776,000.

The mailing, printing, legal, proxy solicitation and tabulation expenses associated with the Proposals are approximately $1,420,000 and will be borne by the Trust.

At the Meeting, Lincoln Life, Lincoln New York and any other unaffiliated insurance company will vote each Fund’s shares held in the Accounts, in accordance with the instructions received from Contract Owners whose purchase payments were invested, as of the Record Date, in the Funds by the Accounts. For all Accounts that support variable annuity contracts, the number of votes which a Contract Owner may cast when instructing an Insurance Company how to vote is determined by applying the Contract Owner’s percentage interest in a Fund to the total number of votes attributable to that Fund. In determining the number of votes, fractional shares will be recognized. The number of votes which a Contract Owner of a variable life insurance policy may cast when instructing Lincoln Life, Lincoln New York or an unaffiliated insurance how to vote is determined as one vote for each $100 of cash value. To the extent that any Fund shares are owned directly by a Fund that operates as a “fund of funds,” such fund of funds will “echo” vote those shares directly in the same proportion as all other votes received from the other holders of the underlying Funds’ shares.

Lincoln Life, Lincoln New York and any other unaffiliated insurance companies will vote (i) shares owned by Lincoln Life, Lincoln New York or any other affiliated company; and (ii) each Fund’s shares held by the Accounts for which no timely instructions are received, in proportion to the voting instructions which are received with respect to such Fund even if only a small number of Contract Owners provide voting instructions. Therefore, the vote of a small number of shareholders can affect the overall outcome since those fewer votes have a proportional impact. If voting instructions are properly executed and received in a timely manner but they contain no voting directions, the votes represented by those instructions will be cast FOR the Proposals considered at the Meeting.

All properly executed proxy cards received in time for the Meeting will be voted as specified in the proxy card or, if no specification is made, FOR each Proposal referred to in this Proxy Statement.

Revocation of Voting Instructions and Proxies

Any Contract Owner who provides voting instructions has the power to revoke the instructions by (1) delivering to the Secretary of the Trust (at the address of the Trust provided on the cover page of this proxy statement) written notice of revocation, or (2) submitting superseding voting instructions, in each case at any time prior to the date of the Meeting. Contract Owners may also revoke prior voting instructions by voting in person at the Meeting.

If you are a direct owner of Fund shares, you may revoke your proxy at any time before it is voted by sending a written notice to the Secretary of the Trust (at the address of the Trust provided on the cover page of this Proxy Statement) expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person.

Quorum

A quorum is necessary to hold a valid meeting and consider both Proposals at the Meeting. The holders of 33 1/3% of the outstanding shares on the Record Date, entitled to vote on a Proposal and present in person or by proxy at the Meeting, will constitute a quorum for that Proposal. Any abstentions and “broker non-votes” will be counted as present for purposes of determining a quorum. Shares that are subject to “echo” voting by Lincoln Life, Lincoln New York and any other unaffiliated insurance company also will be counted as present for purposes of determining a quorum.

Votes Necessary to Approve Proposal

Approval of the Proposal 1 (election of Trustees) requires the affirmative vote of a plurality of the shares of the Trust represented at the Meeting, which means that the ten nominees who receive the largest number of properly cast votes will be elected as Trustees.

Approval of Proposal 2 (the LVIP BlackRock Global Allocation Fund’s reliance on the Manager of Managers Order) is required to be approved by a “majority of the outstanding voting securities” of the fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Effect of Abstentions and Broker Non-Votes

Abstentions and “broker non-votes” will count as votes that are not cast at a meeting. A “broker non-vote” generally occurs when (i) a broker holds a beneficial owner’s shares in “street name,” (ii) the broker has not received share voting instructions from the beneficial owner, (iii) the broker does not have discretionary voting power on a proposal, even if it has general discretionary voting powers, because the proposal may “affect substantially” the beneficial owner’s rights or privileges of such shares; and (iv) the broker submits voting instructions on another proposal for which the broker has discretionary voting power.

Since abstentions and broker non-votes will count as votes that are present and not cast, assuming there is quorum, they will have no effect on a proposal requiring approval by a plurality of votes cast and will have the same effect as a vote “against” a proposal requiring approval by a majority of outstanding voting securities. Proposal 1 (election of Trustees) requires approval by the affirmative vote of a plurality of the shares of LVIP voted at the Meeting. Therefore, any abstentions and broker non-votes would count towards quorum but have no other effect on Proposal 1. Proposal 2 (the LVIP BlackRock Global Allocation Fund’s reliance on the Manager of Managers Order) requires approval by a majority of the outstanding voting securities of the LVIP Blackrock Global Allocation Fund, which means the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. Therefore, any abstentions and broker non-votes would count towards quorum and count as a vote against Proposal 2. However, LVIP does not expect abstentions and broker non-votes at the Meeting.

Adjournment

In the event that sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a Proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a Proposal will be voted in favor of adjournment while votes cast against a Proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders. As stated above, abstentions will have no effect on any proposal to adjourn the Meeting. A shareholder vote may be taken with respect to the Trust or one or more of the Funds on any (but not all) of the proposals prior to any adjournment as to which sufficient votes have been received for approval.

Other Business

To the knowledge of the Board, there is no other business to be brought before the Meeting. However, if other matters do properly come before the Meeting, Lincoln Life, Lincoln New York and any other unaffiliated companies intend to vote each Fund’s shares in accordance with the judgment of the Board on such matters. The persons named as proxies on the enclosed proxy card will vote their proxies in their discretion on any other items (other than the Proposals) that properly come before the Meeting.

Information About the Adviser

Lincoln Financial Investments Corporation (“LFI”), located at 50 N. Radnor-Chester Road, Radnor, PA 19087, serves as investment adviser for each Fund. LFI is a registered investment adviser and wholly-owned subsidiary of The Lincoln National Life Insurance Company. LFI’s address is 150 N. Radnor-Chester Road, Radnor,

Pennsylvania 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.

Contract Owner and Shareholder Proposals

Under authority granted to the Trustees by the Bylaws of the Trust, and pursuant to applicable law, special meetings are called as required. Contract Owners or shareholders desiring to hold their own proxy solicitations in order to submit proposals in years in which the annual meeting is not held may require that a special meeting be called if they can obtain the written request of Contract Owners indirectly or shareholders directly, representing certain stipulated percentages of the outstanding voting securities of the affected Fund. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. A Contract Owner or shareholder wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send his or her written proposals to the Secretary of the Trust at 1301 South Harrison Street, Fort Wayne, Indiana 46802. Proposals must be received a reasonable time before a Fund begins to print and mail the proxy materials for the Meeting. More detailed information on these procedures for Contract Owners or shareholders may be obtained from Lincoln Life, Lincoln New York or the Secretary of the Trust.

Communications to the Board

Shareholders who wish to communicate to the full Board or to any individual Trustee may address correspondence to: LVIP Board of Trustees, c/o The Lincoln National Insurance Company at P. O. Box 2340, Fort Wayne, Indiana 46802. Without opening any such correspondence, the Trust management will promptly forward all such correspondence to the intended recipient(s).

OTHER INFORMATION

Independent Registered Public Accounting Firm

At a meeting held on March 1, 2023, the Audit Committee of the Trust recommended the appointment, and the Board, including all of the Independent Trustees, selected Ernst & Young LLP (“E&Y”), One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, PA 19103, to serve as the independent registered public accounting firm of the Trust for the fiscal year ending December 31, 2024. In addition to the audits of the Trust’s financial statements, other services provided by E&Y include: review of certain regulatory reports; review the Funds’ federal income tax returns and performs other tax and advisory services when engaged to do so by the Trust; and meetings with the Audit Committee.

The Audit Committee must pre-approve all audit, audit related and non-audit services provided by E&Y prior to the commencement of any such engagement. The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Furthermore, pre-approval fee levels or budgeted amounts for all services to be provided by E&Y are approved annually by the Audit Committee. Any proposed services exceeding pre-approved levels or amounts require specific pre-approval by the Audit Committee. The Audit Committee monitors the audit services engagements, as necessary, and will also pre-approve any necessary changes in terms, conditions, and fees resulting from changes in audit scope, fee structure, or other items. The Chief Accounting Officer provides information on the annual audit services engagement terms and fees to the Audit Committee at the first regular meeting of the Audit Committee each year.

Representatives of E&Y are not expected to be present at the Meeting but will have the opportunity to make a statement if they wish and will be available should any matter arise requiring E&Y’s presence, such as to respond to appropriate questions.

The following table includes the respective fees incurred by the Trust for the fiscal years ended December 31, 2023 and December 31, 2022 in connection with the services provided by E&Y with respect to the operations and financial reporting of the Trust. None of the fees billed are attributable to non-audit services rendered by E&Y pursuant to a waiver of pre-approval by the Trust’s Audit Committee.

	Fees Billed for Services Rendered to the Trust for the Fiscal Year Ended December 31, 2023	Percentage of Fees Billed Applicable to Non-Audit Services Provided for Fiscal Year Ended December 31, 2023, Pursuant to Waiver of Pre-Approval Request	Fees Billed for Services Rendered to the Trust for the Fiscal Year Ended December 31, 2022	Percentage of Fees Billed Applicable to Non-Audit Services Provided for Fiscal Year Ended December 31, 2022, Pursuant to Waiver of Pre-Approval Request
Audit Fees[1]	$3,463,760	0	$3,276,795	0
Audit-Related Fees[2]	$31,855	0	$139,565	0
Tax Fees[3]	$349,077	0	$609,044	0
All Other Fees	$0	0	$0	0
Aggregate Non- Audit Fees[4]	$1,426,647	0	$1,794,324	0
Totals	$4,922,262	0	$5,819,728	0
[1]	Audit fees include fees associated with the annual audit and filings of the Trust’s Form N-1A and Form N-CSR.

[2]	Audit-related services were comprised of a review of the Trust’s semi-annual reports to shareholders and consents for Form N-14.
[3]

Aggregate fees for tax services include, tax compliance, tax advice and tax planning. These tax services were comprised of U.S. and international tax compliance services and tax advisory services related to tax reclaims and investment security analysis.

[4]

Aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust, the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust.

Householding

Only one copy of this Proxy Statement is mailed to households, even if more than one person in a household is a Fund shareholder of record, unless a Fund has received instructions to the contrary. If you need additional copies of this Proxy Statement, or if you do not want the mailing of a Proxy Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact the Trust by calling 1- 800-454-6265 or if using regular mail, by writing to LVIP Trust at P.O. Box 2340, Fort Wayne, Indiana 46801 or if using express mail, by writing to LVIP Trust at 1301 S. Harrison St., Fort Wayne, Indiana 46802. the Trust will promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed.

Annual and Semi-Annual Reports

Shareholders can obtain a copy of the Annual Report and the Semi-Annual Report of each Fund of the Trust without charge, by calling 1-800-454-6265 or by writing to LVIP Trust at P.O. Box 2340, Fort Wayne, Indiana 46801 (by USPS) or to LVIP Trust at 1301 S. Harrison St., Fort Wayne, Indiana 46802 (via express mail). You can also access the most recent Annual Report and Semi-Annual Report for each Fund at www.lfg.com/lvip.

EXHIBIT A

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LIST OF FUNDS

Lincoln Hedged Nasdaq-100 Fund

Lincoln Hedged Nasdaq-100 Fund 2

Lincoln Hedged S&P 500 Conservative Fund 2

Lincoln Hedged S&P 500 Conservative Fund 3

Lincoln Hedged S&P 500 Conservative Fund 4

Lincoln Hedged S&P 500 Fund 2

Lincoln Hedged S&P 500 Fund 3

Lincoln Hedged S&P 500 Fund 4

Lincoln Nasdaq-100 Buffer Fund Jun

Lincoln Opportunistic Hedged Equity Fund

Lincoln S&P 500 Buffer Fund May

Lincoln S&P 500 Ultra Buffer Fund May

LVIP American Balanced Allocation Fund

LVIP American Century Balanced Fund

LVIP American Century Capital Appreciation Fund

LVIP American Century Disciplined Core Value Fund

LVIP American Century Inflation Protection Fund

LVIP American Century International Fund

LVIP American Century Large Company Value Fund

LVIP American Century Mid Cap Value Fund

LVIP American Century Select Mid Cap Managed Volatility Fund

LVIP American Century Ultra® Fund

LVIP American Century Value Fund

LVIP American Global Balanced Allocation Managed Risk Fund

LVIP American Global Growth Allocation Managed Risk Fund

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Allocation Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American Income Allocation Fund

LVIP American International Fund

LVIP American Preservation Fund

LVIP Baron Growth Opportunities Fund

LVIP BlackRock Dividend Value Managed Volatility Fund

LVIP BlackRock Global Allocation Fund

LVIP BlackRock Global Allocation Managed Risk Fund

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

LVIP BlackRock Inflation Protected Bond Fund

LVIP BlackRock Real Estate Fund

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

LVIP Blended Large Cap Growth Managed Volatility Fund

LVIP Blended Mid Cap Managed Volatility Fund

LVIP Channing Small Cap Value Fund

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund

LVIP Delaware Bond Fund

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Diversified Income Fund

LVIP Delaware High Yield Fund

LVIP Delaware Limited-Term Diversified Income Fund

LVIP Delaware Mid Cap Value Fund

LVIP Delaware SMID Cap Core Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware U.S. Growth Fund

LVIP Delaware U.S. REIT Fund

LVIP Delaware Value Fund

LVIP Delaware Wealth Builder Fund

LVIP Dimensional International Core Equity Fund

LVIP Dimensional International Equity Managed Volatility Fund

LVIP Dimensional U.S. Core Equity 1 Fund

LVIP Dimensional U.S. Core Equity 2 Fund

LVIP Dimensional U.S. Equity Managed Volatility Fund

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund

LVIP Franklin Templeton Global Equity Managed Volatility Fund

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund

LVIP Franklin Templeton Multi-Factor International Equity Fund

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund

LVIP Global Aggressive Growth Allocation Managed Risk Fund

LVIP Global Conservative Allocation Managed Risk Fund

LVIP Global Growth Allocation Managed Risk Fund

LVIP Global Moderate Allocation Managed Risk Fund

LVIP Government Money Market Fund

Lincoln Hedged Nasdaq-100 Fund 3

LVIP Invesco Select Equity Income Managed Volatility Fund

LVIP JPMorgan Core Bond Fund

LVIP JPMorgan High Yield Fund

LVIP JPMorgan Mid Cap Value Fund

LVIP JPMorgan Retirement Income Fund

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

LVIP JPMorgan Small Cap Core Fund

LVIP JPMorgan U.S. Equity Fund

LVIP Loomis Sayles Global Growth Fund

LVIP MFS International Equity Managed Volatility Fund

LVIP MFS International Growth Fund

LVIP MFS Value Fund

LVIP Mondrian Global Income Fund

LVIP Mondrian International Value Fund

LVIP Multi-Manager Global Equity Managed Volatility Fund

LVIP PIMCO Low Duration Bond Fund

LVIP SSGA Bond Index Fund

LVIP SSGA Conservative Index Allocation Fund

LVIP Structured Conservative Allocation Fund

LVIP SSGA Emerging Markets Equity Index Fund

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

LVIP SSGA International Index Fund

LVIP SSGA International Managed Volatility Fund

LVIP SSGA Large Cap Managed Volatility Fund

LVIP SSGA Mid-Cap Index Fund

LVIP SSGA Moderate Index Allocation Fund

LVIP Structured Moderate Allocation Fund

LVIP SSGA Moderately Aggressive Index Allocation Fund

LVIP Structured Moderately Aggressive Allocation Fund

LVIP SSGA Nasdaq-100 Fund

LVIP SSGA S&P 500 Index Fund

LVIP SSGA Short-Term Bond Index Fund

LVIP SSGA Small-Cap Index Fund

LVIP SSGA SMID Cap Managed Volatility Fund

LVIP T. Rowe Price 2020 Fund

LVIP T. Rowe Price 2030 Fund

LVIP T. Rowe Price 2040 Fund

LVIP T. Rowe Price 2050 Fund

LVIP T. Rowe Price 2060 Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund

LVIP U.S. Growth Allocation Managed Risk Fund

LVIP Vanguard Bond Allocation Fund

LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund

LVIP Wellington Capital Growth Fund

LVIP Wellington SMID Cap Value Fund

LVIP Western Asset Core Bond Fund

EXHIBIT B

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Nominating and Governance Committee Charter

I.	Membership

The Nominating and Governance Committee of the Lincoln Variable Insurance Products Trust (such Trust, the “Trust” and such Committee, the “Committee”) shall be composed entirely of independent trustees. The members of the Committee shall be elected by the Board of Trustees of the Trust (the “Board”) annually. The Chair of the Committee shall be elected by the Board to serve a two-year term.

II.	Meetings

The Committee shall meet on a regular basis and will hold special meetings as necessary. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Committee upon reasonable notice to the other members of the Committee.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

III.	Nominating Functions

1.

The Committee shall identify and nominate individuals to serve as independent trustees on the Board. The nomination of independent trustees shall be by vote of a majority of the Committee and the nomination of interested trustees shall be by vote of a majority of the Board.

2.

The Committee will independently evaluate candidates for Board membership. Suggestions for candidates may be submitted in writing to the Committee, although the Committee, at its discretion, may or may not choose to consider such candidate(s) for Board membership. The Committee may consider shareholder recommendations for nomination to the Board. Shareholders who wish to submit recommendations for nominations to the Board must submit their recommendations in writing to the Committee. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.

3.

The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

B-1

IV.	Governance Functions

1.

The Committee shall make nominations for membership on all committees, committee chairs, and make recommendations to the independent trustees for lead independent trustee or independent chair. The Committee shall review all committee membership assignments at least annually and committee chair assignments biannually. The Committee shall make recommendations for any such action to the Board.

2.	The Committee shall periodically review the Board Governance Guidelines and Procedures and shall recommend any appropriate changes to the Board.

3.	The Committee shall review and recommend any appropriate changes in compensation for independent trustees, lead independent trustee or independent chair, and all committee chairs to the Board.
4.

The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for the committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

V.	Other Responsibilities

1.	The Committee shall monitor the performance of legal counsel employed by the independent trustees.

2.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate fund(s).

3.	The Committee shall review this Charter at least annually and recommend any changes to the Board.

4.	The Committee is responsible for managing the annual Board assessment process and any peer reviews.

5.	The Committee shall maintain minutes of Committee meetings, report its significant activities to the Board, and make such recommendations to the Board as the Committee deems necessary or appropriate.

Last Amended by the Board: December 7, 2022

B-2

EXHIBIT C

EXECUTIVE OFFICERS OF THE TRUST

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation

Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President since August 2015	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013	Vice President and Assistant Secretary, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
James Hoffmayer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1973	Vice President, Treasurer, and Chief Accounting Officer	Since February 2024; Formerly: Assistant Vice President since November 2021	Vice President and Treasurer, Lincoln Financial Investments Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Lincoln Financial Investments; Managing Director, SEI; Treasurer and Chief Financial Officer, SEI Family of Mutual Funds.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Chief Counsel, Investment Management, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Financial Investments Corporation; Formerly: Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Financial Investments Corporation.

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.

Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.

Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.

Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.

Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018

Senior Vice President and Head of Funds Management, Lincoln Financial Investments Corporation; Senior Vice President, Lincoln National Corporation; Senior Vice President, The Lincoln National Life Insurance

Company; Senior Vice President, Lincoln Life & Annuity Company of New York; Formerly: Director of Asset Strategies, Nationwide Fund Advisors.

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jay Shearon 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1972	Vice President	Since March 2024; Formerly: Assistant Vice President since December 2015	Assistant Vice President, Lincoln Financial Investments Corporation, Lincoln Life & Annuity Company of New York, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Lincoln Variable Insurance Products Trust.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.

Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019

Senior Vice President and Head of Client Investment Strategies, Lincoln Financial Investments Corporation; Senior Vice President, Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation; Senior Vice President, The Lincoln National Life Insurance

Company; Formerly, Head of Product Management, Nationwide Investment Management Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.

EXHIBIT D

OUTSTANDING SHARES AS OF THE RECORD DATE MARCH 15, 2024

Lincoln Variable Insurance Products Trust

Fund	Total Number of Shares Outstanding
LINCOLN HEDGED NASADQ-100 2 - ST CL	1,016.96
LINCOLN HEDGED NASADQ-100 2 - SVC	320,339.35
LINCOLN HEDGED NASDAQ 100 - ST CL	1,120.67
LINCOLN HEDGED NASDAQ 100 - SV CL	331,182.55
LINCOLN HEDGED NASDAQ 100 3 - ST CL	1,082.73
LINCOLN HEDGED NASDAQ 100 3 - SV CL	257,381.50
LINCOLN HEDGED S&P 500 FUND 3 - ST CL	1,101.56
LINCOLN HEDGED S&P 500 FUND 3 - SV CL	471,272.13
LINCOLN HEDGED S&P 500 FUND 4 - ST CL	1,096.88
LINCOLN HEDGED S&P 500 FUND 4 - SV CL	449,602.40
LINCOLN HEDGED S&P500 CNSRV 3 - ST CL	1,103.92
LINCOLN HEDGED S&P500 CNSRV 3 - SV CL	452,512.44
LINCOLN HEDGED S&P500 CNSRV 4 - ST CL	1,069.86
LINCOLN HEDGED S&P500 CNSRV 4 - SV CL	513,775.88
LINCOLN HEDGED S&P500 CNSRV 2 - ST CL	1,157.91
LINCOLN HEDGED S&P500 CNSRV 2 - SV CL	546,590.05
LINCOLN HEDGED S&P 500 2 - ST CL	1,116.77
LINCOLN HEDGED S&P 500 2 - SV CL	457,981.18
LINCOLN NASDAQ-100 BUF JUNE - ST CL	1,102.55
LINCOLN NASDAQ100 BUFF JUNE - SV CL	354,004.40
LINCOLN OPP HEDGED EQUITY - ST CL	1,000.76
LINCOLN OPP HEDGED EQUITY - SV CL	318,423.22
LINCOLN S&P500 BUFF FD MAY - ST CL	1,134.15
LINCOLN S&P500 BUFF FD MAY - SV CL	471,733.57
LINCOLN S&P500 ULTRA BUFF MAY - ST CL	1,119.03
LINCOLN S&P500 ULT BUFF MAY - SV CL	534,243.43
LVIP AMER CENT BALANCED - ST CL	0
LVIP AMER CENT BALANCED - ST CL II	0
LVIP AMER CENT BALANCED - SV CL	0
LVIP AMER CENT CAP APP - ST CL	0
LVIP AMER CENT CAP APP - ST CL II	0
LVIP AMER CENT CAP APP - SV CL	0
LVIP AMER CENT DISC CORE- ST CL	0
LVIP AMER CENT DISC CORE - ST CL II	0
LVIP AMER CENT DISC CORE - SV CL	0
LVIP AMER CENT INFLA PRO - ST CL	0
LVIP AMER CENT INFLA PRO - ST CL II	0
LVIP AMER CENT INFLA PRO - SV CL	0
LVIP AMER CENT INTL - ST CL	0

Fund	Total Number of Shares Outstanding
LVIP AMER CENT INTL - ST CL II	0
LVIP AMER CENT INTL - SV CL	0
LVIP AMER CENT LARGE CO VALUE - ST CL	0
LVIP AMER CENT LARGE CO VALUE - ST CL II	0
LVIP AMER CENT LARGE CO VALUE - SV CL	0
LVIP AMER CENT MID CAP VALUE - ST CL	0
LVIP AMER CENT MID CAP VALUE - ST CL II	0
LVIP AMER CENT MID CAP VALUE - SV CL	0
LVIP AMER CENT SELCT MID CAP VAL MAN VOL - ST CL	1,650.30
LVIP AMER CENT SELCT MID CAP VAL MAN VOL - SV CL	38,347,136.32
LVIP AMER CENT SELCT MID CAP VAL MAN VOL - ST CL	0
LVIP AMER CENT SELCT MID CAP VAL MAN VOL - SV CL	0
LVIP AMER CENT SELCT MID CAP VAL MAN VOL - ST CL	0
LVIP AMER CENT SELCT MID CAP VAL MAN VOL - SV CL	0
LVIP AMER CENT ULTRA® - ST CL	0
LVIP AMER CENT ULTRA® - ST CL II	0
LVIP AMER CENT ULTRA® - SV CL	0
LVIP AMER CENT VALUE - ST CL	0
LVIP AMER CENT VALUE - ST CL II	0
LVIP AMER CENT VALUE - SV CL	0
LVIP AMERICAN BALANCED ALLOC - ST CL	4,560,878.76
LVIP AMERICAN BALANCED ALLOC - SV CL	71,548,305.42
LVIP AMERICAN GLOB BALANCED ALLOC MAN RISK - ST CL	723,406.40
LVIP AMERICAN GLOB BALANCED ALLOC MAN RISK - SV CL	121,158,916.98
LVIP AMERICAN GLOB GROWTH ALLOC MAN RISK - ST CL	101,244.78
LVIP AMERICAN GLOB GROWTH ALLOC MAN RISK - SV CL	242,602,575.79
LVIP AMERICAN GLOBAL GROWTH FUND - SV CL II	14,328,080.36
LVIP AMERICAN GLOBAL SMALL CAP FUND - SV CL II	5,658,241.40
LVIP AMERICAN GROWTH ALLOC - ST CL	6,503,111.48
LVIP AMERICAN GROWTH ALLOC - SV CL	68,726,298.68
LVIP AMERICAN GROWTH FUND - SV CL II	63,719,853.86
LVIP AMERICAN GROWTH-INCOME FUND - SV CL II	52,905,175.54

Fund	Total Number of Shares Outstanding
LVIP AMERICAN INCOME ALLOC - ST CL	1,479,316.94
LVIP AMERICAN INCOME ALLOC - SV CL	14,995,593.22
LVIP AMERICAN INTERNATIONAL FUND - SV CL II	23,595,975.18
LVIP AMERICAN PRESERVATION FUND - ST CL	33,303.00
LVIP AMERICAN PRESERVATION FUND - SV CL	69,059,477.92
LVIP BARON GROWTH OPPORTUNITIES - ST CL	955,432.37
LVIP BARON GROWTH OPPORTUNITY - SV CL	11,095,594.27
LVIP BLACKROCK DIVIDEND VALUE MANAGED VOL - ST CL	14,031,863.08
LVIP BLACKROCK DIVIDEND VALUE MANAGED VOL - SV CL	71,443,549.45
LVIP BLACKROCK GLOBAL ALLOC MANAGED RISK - ST CL	6,878.49
LVIP BLACKROCK GLOBAL ALLOC MANAGED RISK - SV CL	61,504,927.83
LVIP BLACKROCK GLOBAL ALLOCATION FUND - ST CL	101,577,332.89
LVIP BLACKROCK GLOBAL ALLOCATION FUND - SVC CL	75,390,335.08
LVIP BLACKROCK INFLATION PROTECTED BOND - SV CL	90,189,098.28
LVIP BLACKROCK INFLATION PROTECTED BOND - ST CL	43,066,723.02
LVIP BLACKROCK REAL ESTATE - ST CL	31,243,026.60
LVIP BLACKROCK REAL ESTATE - SV CL	10,984,190.69
LVIP BLENDED LARGE CAP GROWTH MANAGED VOL - ST CL	5,871,123.76
LVIP BLENDED LARGE CAP GROWTH MANAGED VOL - SV CL	29,757,419.25
LVIP BLENDED MID CAP MANAGED VOLATILITY - ST CL	1,598,569.13
LVIP BLENDED MID CAP MANAGED VOLATILITY - SV CL	40,264,500.61
LVIP BLKRK GLOBAL GRW ETF ALLOC MANGD RISK - ST CL	4,646,256.60
LVIP BLKRK GLOBAL GRW ETF ALLOC MANGD RISK - SV CL	32,888,283.75
LVIP BLKRK US GRW ETF ALLOC MANGD RISK - ST CL	1,943,184.05
LVIP BLKRK US GRW ETF ALLOC MANGD RISK - SV CL	44,981,033.68

Fund	Total Number of Shares Outstanding
LVIP CB FRK SEL LCAP MAN VL - ST CL	118,204.94
LVIP CB FRK SEL LCAP MAN VL - SV CL	30,362,252.96
LVIP CHANNING SMCAP VALUE - ST CL	8,233,656.42
LVIP CHANNING SMCAP VALUE - SV CL	760,120.98
LVIP CONSRV STRUCT ALLOC - ST CL	2,094,776.27
LVIP CONSRV STRUCT ALLOC - SV CL	10,589,404.69
LVIP DEL DIVERSIFD INC - ST CL	37,309,131.63
LVIP DEL DIVERSIFD INC - SV CL	214,604,626.17
LVIP DEL DIVERSIFIED FLOATING RATE FUND - ST CL	7,259,694.83
LVIP DEL DIVERSIFIED FLOATING RATE FUND - SV CL	74,505,628.80
LVIP DEL HIGH YIELD - ST CL	16,664,353.38
LVIP DEL HIGH YIELD - SV CL	21,996,436.34
LVIP DEL LTD-TERM DV INC - ST CL	19,342,350.23
LVIP DEL LTD-TERM DV INC - SV CL	104,142,279.27
LVIP DEL SMID CAP CORE - ST CL	15,846,929.86
LVIP DEL SMID CAP CORE - SVCCL	8,815,113.32
LVIP DEL U.S. GROWTH - ST CL	18,333,794.36
LVIP DEL U.S. GROWTH - SV CL	32,512,890.87
LVIP DELAWARE BOND - ST CL	242,991,971.60
LVIP DELAWARE BOND - SV CL	351,653,585.56
LVIP DELAWARE MID CAP VALUE - ST CL	17,564,592.60
LVIP DELAWARE MID CAP VALUE - SV CL	4,817,099.66
LVIP DELAWARE SOCIAL AWARE - SV CL	2,580,663.24
LVIP DELAWARE SOCIAL AWARENESS - ST CL	13,922,735.10
LVIP DELAWARE U.S. REIT - ST CL	16,147,563.91
LVIP DELAWARE U.S. REIT - SV CL	11,206,180.68
LVIP DELAWARE VALUE - ST CL	40,754,233.74
LVIP DELAWARE VALUE - SV CL	11,453,453.89
LVIP DELAWARE WEALTH BUILDER FUND - ST CL	8,636,962.59
LVIP DELAWARE WEALTH BUILDER FUND - SV CL	2,502,492.32
LVIP DIMENSIONAL INTL EQUITY MANGE VOL FOF - ST CL	2,265,716.26
LVIP DIMENSIONAL INTL EQUITY MANGE VOL FOF - SV CL	54,081,839.70
LVIP DIMENSIONAL INTL CORE EQUITY - ST CL	30,390,803.56
LVIP DIMENSIONAL INTL CORE EQUITY - SV CL	13,990,097.46
LVIP DIMENSIONAL US CORE EQUITY 1 FUND - ST CL	27,943,724.77

Fund	Total Number of Shares Outstanding
LVIP DIMENSIONAL US CORE EQUITY 1 FUND - SV CL	7,735,672.87
LVIP DIMENSIONAL US CORE EQUITY 2 - ST CL	34,414,037.57
LVIP DIMENSIONAL US CORE EQUITY 2 - SV CL	9,594,355.41
LVIP DIMENSIONAL US EQUITY MANAGED VOL FOF - ST CL	1,806,874.44
LVIP DIMENSIONAL US EQUITY MANAGED VOL FOF - SV CL	44,060,822.09
LVIP FRANKLIN TEMPLETON GLB EQUITY MAN VOL - ST CL	2,063,319.49
LVIP FRANKLIN TEMPLETON GLB EQUITY MAN VOL - SV CL	20,521,936.20
LVIP FT MLT-FACT EMG MKT EQ - ST CL	48,995,468.92
LVIP FT MLT-FACT EMG MKT EQ - SV CL	18,086,117.99
LVIP FT MLT-FACT INTL EQ - ST CL	81,726,456.10
LVIP FT MLT-FACT INTL EQ - SV CL	14,718,173.58
LVIP FT MLT-FACT LG CAP EQ - ST CL	87,177,191.28
LVIP FT MLT-FACT LG CAP EQ - SV CL	24,578,950.36
LVIP FT MLT-FCT SMID CAP EQ - ST CL	32,726,442.85
LVIP FT MLT-FCT SMID CAP EQ - SV CL	15,461,856.01
LVIP GLBL AGGR GROWTH ALLOC MNGD RISK FD - ST CL	236,558.71
LVIP GLBL AGGR GROWTH ALLOC MNGD RISK FD - SV CL	25,050,872.01
LVIP GLOBAL CONSERV ALLOC MANAGED RISK - ST CL	7,302,884.01
LVIP GLOBAL CONSERV ALLOC MANAGED RISK - SV CL	60,615,043.71
LVIP GLOBAL GROWTH ALLOC MANAGED RISK - ST CL	18,749,955.40
LVIP GLOBAL GROWTH ALLOC MANAGED RISK - SV CL	433,468,911.90
LVIP GLOBAL MODERATE ALLOC MANAGED RISK - ST CL	14,692,019.75
LVIP GLOBAL MODERATE ALLOC MANAGED RISK - SV CL	347,191,802.99
LVIP GOVERNMENT MONEY MARKET FUND - ST CL	62,355,110.78
LVIP GOVERNMENT MONEY MARKET FUND - SV CL	83,110,595.65
LVIP INVESCO SELECT EQUITY INCOME MNG VOL - ST CL	250,385.44

Fund	Total Number of Shares Outstanding
LVIP INVESCO SEL EQUITY INCOME MNG VOL - SV CL	33,386,362.38
LVIP JPMORGAN CORE BOND - ST CL	179,197,866.67
LVIP JPMORGAN CORE BOND - SVC CL	47,398,834.25
LVIP JPMORGAN HIGH YIELD FUND - ST CL	46,923,957.25
LVIP JPMORGAN HIGH YIELD FUND - SV CL	20,578,358.91
LVIP JPMORGAN MID CAP VALUE - ST CL	26,094,452.83
LVIP JPMORGAN RETIREMENT INCOME - ST CL	14,000,499.70
LVIP JPMORGAN RETIREMENT INCOME - SV CL	2,677,283.08
LVIP JPMORGAN SELECT MID CAP VALUE MAN VOL - ST CL	2,434,086.39
LVIP JPMORGAN SELECT MID CAP VALUE MAN VOL - SV CL	29,070,927.48
LVIP JPMORGAN SM CAP CORE - ST CL	7,563,721.48
LVIP JPMORGAN U.S. EQUITY - ST CL	3,265,051.69
LVIP JPMRGN MIDCAP VAL - SV CL	660,963.33
LVIP JPMRGN SMCAP COR - SV CL	732,057.11
LVIP JPMRGN U.S. EQ - SV CL	1,355,893.15
LVIP LOOMIS SAYLES GLB GROWTH - ST CL	15,734,125.72
LVIP LOOMIS SAYLES GLB GROWTH - SV CL	263,450.06
LVIP MFS INTERNATIONAL EQUITY MANAGED VOL - ST CL	1,242.47
LVIP MFS INTERNATIONAL EQUITY MANAGED VOL - SV CL	48,064,133.15
LVIP MFS INTERNATIONAL GROWTH - ST CL	58,192,011.13
LVIP MFS INTERNATIONAL GROWTH - SV CL	14,710,830.19
LVIP MFS VALUE - ST CL	18,301,247.60
LVIP MFS VALUE - SV CL	21,138,866.34
LVIP MOD AGGR STRUCT ALLOC - ST CL	10,401,538.65
LVIP MOD AGR STRUCT ALLOC - SV CL	24,124,167.57
LVIP MOD STRUCTURED ALLOC - ST CL	12,342,685.84
LVIP MOD STRUCTURED ALLOC - SV CL	43,532,546.52
LVIP MONDRIAN GLOBAL INCOME - ST CL	5,308,956.53
LVIP MONDRIAN GLOBAL INCOME - SV CL	44,203,935.38
LVIP MONDRIAN INTERNATIONAL - ST CL	49,845,750.57
LVIP MONDRIAN INTERNATIONAL VALUE - SV CL	15,040,945.98
LVIP MULTI-MANAGER GLOBAL EQTY MAN VOL - ST CL	138,926.39
LVIP MULTI-MANAGER GLOBAL EQTY MAN VOL - SV CL	6,587,710.85
LVIP PIMCO LOW DURATION BOND FUND - ST CL	4,984,880.70

Fund	Total Number of Shares Outstanding
LVIP PIMCO LOW DURATION BOND FUND - SV CL	86,770,896.38
LVIP SELECT CORE EQUITY MANAGED VOL - ST CL	5,456.08
LVIP SELECT CORE EQUITY MANAGED VOL - SV CL	31,854,478.54
LVIP SSGA BOND INDEX - ST CL	165,254,960.01
LVIP SSGA BOND INDEX - SV CL	83,717,501.17
LVIP SSGA CONSERVATIVE INDEX ALLOC FD - ST CL	4,215,351.98
LVIP SSGA CONSERVATIVE INDEX ALLOC FD - SV CL	6,263,207.64
LVIP SSGA EMERGING MARKETS EQUITY INDX FD - ST CL	29,214,830.48
LVIP SSGA EMERGING MARKETS EQUITY INDX FD - SV CL	1,542,034.41
LVIP SSGA GLOBAL TACTICAL ALLOC MAN VOL - ST CL	4,210,894.18
LVIP SSGA GLOBAL TACTICAL ALLOC MAN VOL - SV CL	52,867,167.24
LVIP SSGA INTERNATIONAL INDEX - ST CL	199,562,283.01
LVIP SSGA INTERNATIONAL INDEX - SV CL	25,836,385.82
LVIP SSGA INTERNATIONAL MANAGED VOLATILITY - ST CL	2,710,338.51
LVIP SSGA INTERNATIONAL MANAGED VOLATILITY - SV CL	28,773,381.89
LVIP SSGA LARGE CAP MANAGED VOLATILITY - ST CL	1,710.44
LVIP SSGA LARGE CAP MANAGED VOLATILITY - SV CL	55,323,288.81
LVIP SSGA MID-CAP INDEX FUND - ST CL	56,263,197.69
LVIP SSGA MID-CAP INDEX FUND - SV CL	15,355,955.25
LVIP SSGA MODERATE AGGRESS INDEX ALLOC FD - ST CL	19,444,169.54
LVIP SSGA MODERATE AGGRESS INDEX ALLOC FD - SV CL	14,485,081.75
LVIP SSGA MODERATE INDEX ALLOCATION FUND - ST CL	19,867,516.12
LVIP SSGA MODERATE INDEX ALLOCATION FUND - SV CL	17,788,637.27
LVIP SSGA NASDAQ 100 INDEX - ST CL	6,885,040.71
LVIP SSGA NASDAQ 100 INDEX - SV CL	2,507,344.69
LVIP SSGA S&P 500 INDEX - ST CL	279,185,937.61
LVIP SSGA S&P 500 INDEX - SV CL	80,022,587.31
LVIP SSGA SHORTTERM BND INDX - ST CL	6,847,264.22

Fund	Total Number of Shares Outstanding
LVIP SSGA SHORTTERM BND INDX - SV CL	22,367,414.47
LVIP SSGA SMALL-CAP INDEX - ST CL	51,798,534.65
LVIP SSGA SMALL-CAP INDEX - SV CL	15,694,219.22
LVIP SSGA SMID CAP MANAGED VOLATILITY - ST CL	6,017.79
LVIP SSGA SMID CAP MANAGED VOLATILITY - SV CL	51,444,750.13
LVIP T.ROWE GROWTH STOCK - ST CL	21,650,966.36
LVIP T.ROWE GROWTH STOCK - SV CL	7,344,416.38
LVIP T.ROWE STRUCTURED MID-CAP GR - ST CL	25,314,496.99
LVIP T.ROWE STRUCTURED MID-CAP GR - SV CL	14,201,746.81
LVIP T.ROWE PRICE 2060 FUND - ST CL	1,475,370.79
LVIP T.ROWE PRICE 2060 FUND - SV CL	128,120.47
LVIP T.ROWE PRICE 2020 - ST CL	8,842,980.70
LVIP T.ROWE PRICE 2020 - SV CL	1,680,575.33
LVIP T.ROWE PRICE 2030 - ST CL	13,743,936.14
LVIP T.ROWE PRICE 2030 - SV CL	2,924,332.51
LVIP T.ROWE PRICE 2040 - ST CL	9,754,264.14
LVIP T.ROWE PRICE 2040 - SV CL	3,588,584.70
LVIP T.ROWE PRICE 2050 - ST CL	5,129,473.49
LVIP T.ROWE PRICE 2050 - SV CL	1,917,180.41
LVIP US AGGR GROWTH ALLOC MNGD RISK - ST CL	103,479.30
LVIP US AGGR GROWTH ALLOC MNGD RISK - SV CL	17,544,094.01
LVIP US GROWTH ALLOC MNGD RISK - ST CL	1,475,328.30
LVIP US GROWTH ALLOC MNGD RISK - SV CL	154,697,873.07
LVIP VANGUARD BND ALLOC - ST CL	26,896,103.03
LVIP VANGUARD BND ALLOC - SV CL	107,778,504.99
LVIP VANGUARD DOMESTIC EQUITY ETF (FOF) - ST CL	16,245,763.88
LVIP VANGUARD DOMESTIC EQUITY ETF (FOF) - SV CL	15,809,316.72
LVIP VANGUARD INTERNAT’L EQUITY ETF(FOF) - ST CL	24,976,594.22
LVIP VANGUARD INTERNAT’L EQUITY ETF(FOF) - SV CL	27,832,809.45
LVIP WELLINGTON CAPITAL GROWTH - ST CL	5,738,579.31
LVIP WELLINGTON CAPITAL GROWTH - SV CL	7,249,700.79
LVIP WELLINGTON SMID CAP VALUE - ST CL	7,892,107.43
LVIP WELLINGTON SMID CAP VALUE - SV CL	5,843,436.53
LVIP WESTERN ASSET CORE BOND FUND - ST CL	2,854,010.18
LVIP WESTERN ASSET CORE BOND FUND - SV CL	60,544,625.38

EXHIBIT E

SHAREHOLDERS OWNING 5% OR MORE OF A CLASS AS OF THE RECORD DATE

Lincoln Variable Insurance Products Trust

Because the Lincoln Variable Insurance Products Trust (LVIP) funds are available as investments for variable annuity contracts and variable life insurance policies (Variable Contracts) offered by certain life insurance companies, the insurance companies could be deemed to control the voting securities of each Fund (i.e., by owning more than 25%). However, an insurance company would exercise voting rights attributable to any shares of each Fund that it owns (directly or indirectly) in accordance, and in proportion to, voting instructions received by owners of the Variable Contracts. A small number of Contract Holders could therefore determine whether the Proposals are approved.

As of the Record Date, the Trust was aware that the following persons or entities owned of record 25% or more of the outstanding shares of each share class of a Fund.

Fund	Shareholder Name and Address*	Ownership %
LVIP BlackRock Global Allocation Fund	LVIP BlackRock Global Allocation Managed Risk Fund	31.68%

LVIP Channing Small Cap Value Fund	LVIP Global Growth Allocation Managed Risk Fund	39.49%

LVIP Channing Small Cap Value Fund	LVIP Global Moderate Allocation Managed Risk Fund	25.85%

LVIP Dimensional International Core Equity Fund	LVIP Dimensional International Equity Managed Volatility Fund	51.66%

LVIP Dimensional U.S. Core Equity 2 Fund	LVIP Dimensional U.S. Equity Managed Volatility Fund	63.85%

LVIP JPMorgan Core Bond Fund	LVIP Global Growth Allocation Managed Risk Fund	26.45%

LVIP JPMorgan Core Bond Fund	LVIP Global Moderate Allocation Managed Risk Fund	26.80%

LVIP JPMorgan Mid Cap Value Fund	Nationwide Financial Services, Inc.	69.93%
	One Nationwide Plaza, 1-12-G3 Columbus, OH 43218

LVIP JPMorgan Small Cap Core Fund	Ohio National Life Ins Co.	31.91%
	One Financial Way Cincinnati, Ohio 45242

Fund	Shareholder Name and Address*	Ownership %
LVIP JPMorgan U.S. Equity Fund	Horace Mann Life Ins Co.	31.31%
	1 Horace Mann Plaza Springfield, IL 62715

LVIP Loomis Sayles Global Growth Fund	LVIP Global Growth Allocation Managed Risk Fund	43.19%

LVIP Loomis Sayles Global Growth Fund	LVIP Global Moderate Allocation Managed Risk Fund	35.45%

LVIP MFS International Growth Fund	LVIP MFS International Equity Managed Volatility Fund	28.70%

LVIP Mondrian International Value Fund	LVIP Global Growth Allocation Managed Risk Fund	29.92%

LVIP SSGA Emerging Markets Equity Index Fund	LVIP Global Growth Allocation Managed Risk Fund	46.59%

LVIP SSGA Emerging Markets Equity Index Fund	LVIP Global Moderate Allocation Managed Risk Fund	37.51%

LVIP SSGA Mid-Cap Index Fund	LVIP Global Growth Allocation Managed Risk Fund	25.06%

LVIP SSGA Nasdaq-100 Index Fund	LVIP Global Growth Allocation Managed Risk Fund	33.19%

LVIP Wellington SMID Cap Value Fund	LVIP U.S. Growth Allocation Managed Risk Fund	27.26%

LVIP BlackRock Global Allocation Fund	LVIP BlackRock Global Allocation Managed Risk Fund	31.68%

LVIP Channing Small Cap Value Fund	LVIP Global Growth Allocation Managed Risk Fund	39.49%

LVIP Channing Small Cap Value Fund	LVIP Global Moderate Allocation Managed Risk Fund	25.85%

LVIP Dimensional International Core Equity Fund	LVIP Dimensional International Equity Managed Volatility Fund	51.66%

LVIP Dimensional U.S. Core Equity 2 Fund	LVIP Dimensional U.S. Equity Managed Volatility Fund	63.85%

LVIP JPMorgan Core Bond Fund	LVIP Global Growth Allocation Managed Risk Fund	26.45%

LVIP JPMorgan Core Bond Fund	LVIP Global Moderate Allocation Managed Risk Fund	26.80%

LVIP JPMorgan Mid Cap Value Fund	Nationwide Financial Services, Inc.	69.93%
	One Nationwide Plaza 1-12-G3 Columbus, OH 43218

Fund	Shareholder Name and Address*	Ownership %
LVIP JPMorgan Small Cap Core Fund	Ohio National Life Ins Co.	31.91%
	One Financial Way Cincinnati, Ohio 45242

LVIP JPMorgan U.S. Equity Fund	Horace Mann Life Ins Co.	31.31%
	1 Horace Mann Plaza Springfield, IL 62715

LVIP Loomis Sayles Global Growth Fund	LVIP Global Growth Allocation Managed Risk Fund	43.19%

LVIP Loomis Sayles Global Growth Fund	LVIP Global Moderate Allocation Managed Risk Fund	35.45%

LVIP MFS International Growth Fund	LVIP MFS International Equity Managed Volatility Fund	28.70%

LVIP Mondrian International Value Fund	LVIP Global Growth Allocation Managed Risk Fund	29.92%

LVIP SSGA Emerging Markets Equity Index Fund	LVIP Global Growth Allocation Managed Risk Fund	46.59%
*	The address of each LVIP Fund that is listed as a Shareholder is the following: 1301 South Harrison Street, Fort Wayne, IN 46802-3506

For these Funds, the insurance companies include, without limitation, (1) Lincoln Life, an Indiana insurance company, at 1301 South Harrison Street, Fort Wayne, IN 46802; (2) Lincoln Life & Annuity Company of New York (Lincoln New York), a New York insurance company, at 100 Madison Street, Suite 1860, Syracuse, NY 13202-2802; and (3) other third-party insurance companies.

As of March 15, 2024 (“Record Date”), there were no shareholders of the Funds that held 5% or more (or 25% or more) of a fund’s outstanding shares, except for the insurance company shareholders. Any fund of funds would exercise voting rights attributable to ownership of shares of the LVIP Funds in accordance with the proxy voting policies established by the fund of funds. The fund of funds generally will vote their shares of underlying funds in the same proportion as the vote of all of the other holders of the underlying fund’s shares, a technique known as “echo voting.”

As of the Record Date, the Trust was aware that the following persons or entities owned of record 5% or more of the outstanding shares of each share class of a Fund.

Fund	Shareholder Name and Address*	Ownership %
LVIP BARON GROWTH OPPORTUNITIES - ST CL	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	6.58%

LVIP BARON GROWTH OPPORTUNITIES - ST CL	LVIP U.S. Growth Allocation Managed Risk Fund	58.74%

LVIP BARON GROWTH OPPORTUNITY - SV CL	Nationwide Financial Services, Inc. One Nationwide Plaza 1-12-G3 Columbus, OH 43218	5.85%

LVIP BLACKROCK GLOBAL ALLOC FUND - ST CL	LVIP BlackRock Global Allocation Managed Risk Fund	55.19%

LVIP BLACKROCK INFLATION PROTECTED BOND - ST CL	LVIP Global Growth Allocation Managed Risk Fund	21.18%

LVIP BLACKROCK INFLATION PROTECTED BOND - ST CL	LVIP Global Moderate Allocation Managed Risk Fund	28.97%

LVIP BLACKROCK REAL ESTATE - ST CL	LVIP Global Growth Allocation Managed Risk Fund	26.97%

LVIP BLACKROCK REAL ESTATE - ST CL	LVIP Global Moderate Allocation Managed Risk Fund	20.13%

LVIP BLACKROCK REAL ESTATE - ST CL	LVIP U.S. Growth Allocation Managed Risk Fund	5.80%

LVIP CHANNING SMCAP VALUE - ST CL	LVIP Global Growth Allocation Managed Risk Fund	43.14%

LVIP CHANNING SMCAP VALUE - ST CL	LVIP Global Moderate Allocation Managed Risk Fund	28.23%

LVIP CHANNING SMCAP VALUE - ST CL	LVIP U.S. Growth Allocation Managed Risk Fund	18.76%

LVIP DEL DIVERSIFD INC - ST CL	TIAA CREF Life Insurance Company 730 Third Avenue New York, NY 10017	22.00%

LVIP DEL U.S. GROWTH - ST CL	LVIP Global Growth Allocation Managed Risk Fund	26.68%

LVIP DEL U.S. GROWTH - ST CL	LVIP Global Moderate Allocation Managed Risk Fund	21.91%

LVIP DEL U.S. GROWTH - ST CL	LVIP U.S. Growth Allocation Managed Risk Fund	6.31%

Fund	Shareholder Name and Address*	Ownership %
LVIP DELAWARE BOND - ST CL	LVIP Global Conservative Allocation Managed Risk Fund	7.46%

LVIP DELAWARE BOND - ST CL	LVIP Global Growth Allocation Managed Risk Fund	25.81%

LVIP DELAWARE BOND - ST CL	LVIP Global Moderate Allocation Managed Risk Fund	26.76%

LVIP DELAWARE BOND - ST CL	LVIP U.S. Growth Allocation Managed Risk Fund	6.42%

LVIP DELAWARE MID CAP VALUE - ST CL	LVIP Global Growth Allocation Managed Risk Fund	16.44%

LVIP DELAWARE MID CAP VALUE - ST CL	LVIP Global Moderate Allocation Managed Risk Fund	16.98%

LVIP DELAWARE VALUE - ST CL	LVIP Global Growth Allocation Managed Risk Fund	31.25%

LVIP DELAWARE VALUE - ST CL	LVIP Global Moderate Allocation Managed Risk Fund	25.87%

LVIP DIMENSIONAL INTL CORE EQUITY - ST CL	LVIP Dimensional International Equity Managed Volatility Fund	75.44%

LVIP DIMENSIONAL US CORE EQUITY 2 - ST CL	LVIP Dimensional U.S. Equity Managed Volatility Fund	81.65%

LVIP DIMENSIONAL US CORE EQUITY 2 - ST CL	LVIP Multi-Manager Global Equity Managed Volatility Fund	5.22%

LVIP FT MLT-FACT EMG MKT EQ - ST CL	LVIP Global Growth Allocation Managed Risk Fund	15.26%

LVIP FT MLT-FACT EMG MKT EQ - ST CL	LVIP Global Moderate Allocation Managed Risk Fund	13.15%

LVIP FT MLT-FACT EMG MKT EQ - ST CL	LVIP SSGA Global Tactical Allocation Managed Volatility Fund	6.87%

LVIP FT MLT-FACT EMG MKT EQ - ST CL	LVIP Structured Moderate Allocation Fund	11.64%

LVIP FT MLT-FACT EMG MKT EQ - ST CL	LVIP Structured Moderately Aggressive Allocation Fund	12.65%

LVIP FT MLT-FACT INTL EQ - ST CL	LVIP Global Growth Allocation Managed Risk Fund	20.22%

LVIP FT MLT-FACT INTL EQ - ST CL	LVIP Global Moderate Allocation Managed Risk Fund	10.41%

Fund	Shareholder Name and Address*	Ownership %
LVIP FT MLT-FACT INTL EQ - ST CL	LVIP SSGA Global Tactical Allocation Managed Volatility Fund	8.28%

LVIP FT MLT-FACT INTL EQ - ST CL	LVIP Structured Moderate Allocation Fund	21.06%

LVIP FT MLT-FACT INTL EQ - ST CL	LVIP Structured Moderately Aggressive Allocation Fund	15.11%

LVIP FT MLT-FACT LG CAP EQ - ST CL	LVIP Global Growth Allocation Managed Risk Fund	28.97%

LVIP FT MLT-FACT LG CAP EQ - ST CL	LVIP Global Moderate Allocation Managed Risk Fund	20.07%

LVIP FT MLT-FACT LG CAP EQ - ST CL	LVIP SSGA Global Tactical Allocation Managed Volatility Fund	6.48%

LVIP FT MLT-FACT LG CAP EQ - ST CL	LVIP Structured Moderate Allocation Fund	15.22%

LVIP FT MLT-FACT LG CAP EQ - ST CL	LVIP Structured Moderately Aggressive Allocation Fund	10.76%

LVIP FT MLT-FCT SMID CAP EQ - ST CL	LVIP Structured Moderate Allocation Fund	18.09%

LVIP FT MLT-FCT SMID CAP EQ - ST CL	LVIP Structured Moderately Aggressive Allocation Fund	14.15%

LVIP FT MLT-FCT SMID CAP EQ - ST CL	LVIP U.S. Growth Allocation Managed Risk Fund	9.87%

LVIP JPMORGAN CORE BOND - ST CL	LVIP Global Conservative Allocation Managed Risk Fund	10.33%

LVIP JPMORGAN CORE BOND - ST CL	LVIP Global Growth Allocation Managed Risk Fund	33.44%

LVIP JPMORGAN CORE BOND - ST CL	LVIP Global Moderate Allocation Managed Risk Fund	33.89%

LVIP JPMORGAN CORE BOND - ST CL	LVIP U.S. Growth Allocation Managed Risk Fund	8.70%

LVIP JPMORGAN CORE BOND - SV CL	Delaware Life Insurance Company 1601 Trapelo Road Suite 30 Waltham, MA 02451	6.94%

Fund	Shareholder Name and Address*	Ownership %
LVIP JPMORGAN CORE BOND - SV CL	Nationwide Financial Services, Inc. One Nationwide Plaza 1-12-G3 Columbus, OH 43218	16.83%
LVIP JPMORGAN HIGH YIELD - ST CL	LVIP Global Growth Allocation Managed Risk Fund	29.08%

LVIP JPMORGAN HIGH YIELD - ST CL	LVIP Global Moderate Allocation Managed Risk Fund	21.09%

LVIP JPMORGAN HIGH YIELD - ST CL	LVIP U.S. Growth Allocation Managed Risk Fund	7.65%

LVIP JPMORGAN MID CAP VALUE - ST CL	Modern Woodmen of America 1701 1st Avenue Rock Island, IL 61201	9.27%

LVIP JPMORGAN MID CAP VALUE - ST CL	Nationwide Financial Services, Inc. One Nationwide Plaza 1-12-G3 Columbus, OH 43218	71.70%

LVIP JPMORGAN SM CAP CORE - ST CL	Kansas City Life Ins Co 3520 Broadway Blvd. Kansas City, MO 64111	5.65%

LVIP JPMORGAN SM CAP CORE - ST CL	Modern Woodmen of America 1701 1st Avenue Rock Island, IL 61201	19.24%

LVIP JPMORGAN SM CAP CORE - ST CL	Ohio National Life Ins Co. One Financial Way Cincinnati, Ohio 45242	35.00%

LVIP JPMORGAN SM CAP CORE - ST CL	Talcott Resolution Life Ins Co One American Row Hartford, CT 06103	13.00%

LVIP JPMORGAN U.S. EQUITY - ST CL	Horace Mann Life Ins Co. 1 Horace Mann Plaza Springfield, IL 62715	44.32%

LVIP JPMORGAN U.S. EQUITY - ST CL	Nationwide Financial Services, Inc. One Nationwide Plaza 1-12-G3 Columbus, OH 43218	17.91%

LVIP JPMORGAN U.S. EQUITY - ST CL	Talcott Resolution Life and Annuity Ins Co One Griffin Road North Hartford, CT 06095	6.35%

Fund	Shareholder Name and Address*	Ownership %
LVIP JPMRGN U.S. EQ - SV CL	Delaware Life Insurance Company 1601 Trapelo Road Suite 30 Waltham, MA 02451	24.48%

LVIP JPMRGN U.S. EQ - SV CL	RiverSource Life Ins Co 153 Ameriprise Financial Center Minneapolis, MN 55474	7.53%
LVIP LOOMIS SAYLES GLB GROWTH - ST CL	LVIP Global Growth Allocation Managed Risk Fund	43.91%

LVIP LOOMIS SAYLES GLB GROWTH - ST CL	LVIP Global Moderate Allocation Managed Risk Fund	36.05%

LVIP LOOMIS SAYLES GLB GROWTH - ST CL	LVIP Multi-Manager Global Equity Managed Volatility Fund	14.23%

LVIP MFS INTERNATIONAL GROWTH - ST CL	LVIP Global Growth Allocation Managed Risk Fund	23.29%

LVIP MFS INTERNATIONAL GROWTH - ST CL	LVIP Global Moderate Allocation Managed Risk Fund	15.29%

LVIP MFS INTERNATIONAL GROWTH - ST CL	LVIP MFS International Equity Managed Volatility Fund	35.95%

LVIP MFS VALUE - ST CL	LVIP MFS International Equity Managed Volatility Fund	6.15%

LVIP MFS VALUE - ST CL	LVIP U.S. Growth Allocation Managed Risk Fund	27.30%

LVIP MONDRIAN INTERNATIONAL - ST CL	LVIP Global Growth Allocation Managed Risk Fund	38.95%

LVIP MONDRIAN INTERNATIONAL - ST CL	LVIP Global Moderate Allocation Managed Risk Fund	26.64%

LVIP PIMCO LOW DURATION BOND - ST CL	LVIP Global Moderate Allocation Managed Risk Fund	49.68%

LVIP SSGA BOND INDEX - ST CL	LVIP Global Growth Allocation Managed Risk Fund	5.92%

LVIP SSGA BOND INDEX - ST CL	LVIP Global Moderate Allocation Managed Risk Fund	12.01%

LVIP SSGA BOND INDEX - ST CL	LVIP SSGA Moderate Index Allocation Fund	10.76%

LVIP SSGA BOND INDEX - ST CL	LVIP SSGA Moderately Aggressive Index Allocation Fund	8.49%

Fund	Shareholder Name and Address*	Ownership %
LVIP SSGA BOND INDEX - ST CL	LVIP Structured Moderate Allocation Fund	12.43%

LVIP SSGA BOND INDEX - ST CL	LVIP Structured Moderately Aggressive Allocation Fund	6.75%

LVIP SSGA BOND INDEX - ST CL	LVIP U.S. Growth Allocation Managed Risk Fund	8.11%
LVIP SSGA EMERGING MARKETS EQUITY INDX - ST CL	LVIP Global Growth Allocation Managed Risk Fund	49.05%

LVIP SSGA EMERGING MARKETS EQUITY INDX - ST CL	LVIP Global Moderate Allocation Managed Risk Fund	39.49%

LVIP SSGA INTERNATIONAL INDEX - ST CL	LVIP Global Growth Allocation Managed Risk Fund	14.89%

LVIP SSGA INTERNATIONAL INDEX - ST CL	LVIP Global Moderate Allocation Managed Risk Fund	7.62%

LVIP SSGA INTERNATIONAL INDEX - ST CL	LVIP SSGA International Managed Volatility Fund	13.69%

LVIP SSGA INTERNATIONAL INDEX - ST CL	LVIP SSGA Moderate Index Allocation Fund	5.74%

LVIP SSGA INTERNATIONAL INDEX - ST CL	LVIP SSGA Moderately Aggressive Index Allocation Fund	5.98%

LVIP SSGA INTERNATIONAL INDEX - ST CL	New York Life Insurance & Annuity Corp. 51 Madison Avenue Room 10SB New York, NY 10010	25.78%

LVIP SSGA MID-CAP INDEX - ST CL	LVIP Global Growth Allocation Managed Risk Fund	31.91%

LVIP SSGA MID-CAP INDEX - ST CL	LVIP Global Moderate Allocation Managed Risk Fund	13.26%

LVIP SSGA MID-CAP INDEX - ST CL	LVIP SSGA Moderate Index Allocation Fund	5.12%

LVIP SSGA MID-CAP INDEX - ST CL	LVIP SSGA Moderately Aggressive Index Allocation Fund	5.66%

LVIP SSGA MID-CAP INDEX - ST CL	LVIP SSGA SMID Cap Managed Volatility Fund	17.18%

Fund	Shareholder Name and Address*	Ownership %
LVIP SSGA MID-CAP INDEX - ST CL	LVIP U.S. Growth Allocation Managed Risk Fund	6.46%

LVIP SSGA NASDAQ 100 INDEX - ST CL	LVIP Global Growth Allocation Managed Risk Fund	45.27%

LVIP SSGA NASDAQ 100 INDEX - ST CL	LVIP Global Moderate Allocation Managed Risk Fund	21.24%
LVIP SSGA NASDAQ 100 INDEX - ST CL	LVIP U.S. Growth Allocation Managed Risk Fund	14.28%

LVIP SSGA S&P 500 INDEX - ST CL	LVIP Global Growth Allocation Managed Risk Fund	9.87%

LVIP SSGA S&P 500 INDEX - ST CL	LVIP Global Moderate Allocation Managed Risk Fund	6.83%

LVIP SSGA S&P 500 INDEX - ST CL	LVIP SSGA Large Cap Managed Volatility Fund	10.96%

LVIP SSGA SHORTTERM BND INDX - ST CL	LVIP Global Conservative Allocation Managed Risk Fund	6.65%

LVIP SSGA SHORTTERM BND INDX - ST CL	LVIP Global Growth Allocation Managed Risk Fund	20.33%

LVIP SSGA SHORTTERM BND INDX - ST CL	LVIP Global Moderate Allocation Managed Risk Fund	36.72%

LVIP SSGA SHORTTERM BND INDX - ST CL	LVIP U.S. Growth Allocation Managed Risk Fund	11.55%

LVIP SSGA SMALL-CAP INDEX - ST CL	LVIP Global Growth Allocation Managed Risk Fund	14.80%

LVIP SSGA SMALL-CAP INDEX - ST CL	LVIP Global Moderate Allocation Managed Risk Fund	9.72%

LVIP SSGA SMALL-CAP INDEX - ST CL	LVIP SSGA SMID Cap Managed Volatility Fund	30.31%

LVIP T R PRICE GROWTH STOCK - ST CL	LVIP Global Growth Allocation Managed Risk Fund	19.58%

LVIP T R PRICE GROWTH STOCK - ST CL	LVIP Global Moderate Allocation Managed Risk Fund	17.40%

LVIP T R PRICE GROWTH STOCK - ST CL	LVIP U.S. Growth Allocation Managed Risk Fund	20.59%

LVIP T R PRICE STRUCTURED MID-CAP GR - ST CL	LVIP Global Growth Allocation Managed Risk Fund	15.32%

LVIP T R PRICE STRUCTURED MID-CAP GR - ST CL	LVIP Global Moderate Allocation Managed Risk Fund	15.84%

Fund	Shareholder Name and Address*	Ownership %
LVIP T R PRICE STRUCTURED MID-CAP GR - ST CL	LVIP U.S. Growth Allocation Managed Risk Fund	7.86%

LVIP WELLINGTON SMID CAP VALUE - ST CL	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	5.95%
LVIP WELLINGTON SMID CAP VALUE - ST CL	LVIP U.S. Growth Allocation Managed Risk Fund	47.44%

LVIP WESTERN ASSET CORE BOND - ST CL	Benefit Trust Company Moderate CIT 5901 College Boulevard Overland Park, KS 66211	18.58%
*	The address of each LVIP Fund that is listed as a Shareholder is the following: 1301 South Harrison Street, Fort Wayne, IN 46802-3506

PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST	PROXY
1301 S. HARRISON STREET, FORT WAYNE, IN 46802 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 14, 2024

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE LINCOLN VARIABLE INSURANCE PRODUCTS TRUST.

The undersigned, revoking previous proxies with respect to the shares in the name of the undersigned, hereby appoint(s) Jayson R. Bronchetti, Samuel K. Goldstein, and James Hoffmayer, or any of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all shares of the fund(s) listed on the reverse side (each, individually a “Fund” and collectively, the “Funds”), each a series of the Lincoln Variable Insurance Products Trust (“LVIP”), with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of the Trust located at 1301 South Harrison Street, Fort Wayne, Indiana 46802 on June 14, 2024, at 11:00 a.m. Eastern Time and at any adjournments or postponements thereof.

I acknowledge receipt of the Notice of the Special Meeting of the Shareholders and accompanying Proxy Statement dated on or about April 5, 2024.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

LIN_33894_032224

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Lincoln Variable Insurance Products Trust

Special Meeting of Shareholders to be held on June 14, 2024.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lin-33894

FUNDS	FUNDS
Lincoln Hedged Nasdaq-100 Fund	Lincoln Hedged Nasdaq-100 Fund 2
Lincoln Hedged S&P 500 Conservative Fund 2	Lincoln Hedged S&P 500 Conservative Fund 3
Lincoln Hedged S&P 500 Conservative Fund 4	Lincoln Hedged S&P 500 Fund 2
Lincoln Hedged S&P 500 Fund 3	Lincoln Hedged S&P 500 Fund 4
Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Hedged Nasdaq-100 Fund 3
Lincoln Opportunistic Hedged Equity Fund	Lincoln S&P 500 Buffer Fund May
Lincoln S&P 500 Ultra Buffer Fund May	LVIP American Balanced Allocation Fund
LVIP American Century Select Mid Cap Managed Volatility Fund	LVIP American Global Balanced Allocation Managed Risk Fund
LVIP American Global Growth Allocation Managed Risk Fund	LVIP American Global Growth Fund
LVIP American Global Small Capitalization Fund	LVIP American Growth Allocation Fund
LVIP American Growth Fund	LVIP American Growth-Income Fund
LVIP American Income Allocation Fund	LVIP American International Fund
LVIP American Preservation Fund	LVIP Baron Growth Opportunities Fund
LVIP BlackRock Dividend Value Managed Volatility Fund	LVIP BlackRock Global Allocation Fund
LVIP BlackRock Global Allocation Managed Risk Fund	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock Inflation Protected Bond Fund	LVIP BlackRock Real Estate Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund	LVIP Channing Small Cap Value Fund
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund	LVIP Delaware Bond Fund

Please detach at perforation before mailing.

This proxy will be voted as instructed. If no specification is made for the Proposals, the proxy will be voted “FOR” the Proposals. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposals The Board of Trustees unanimously recommends a vote “FOR” the Proposals.

1.	To elect ten trustees to the Board of Trustees.								FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01.	Jayson R. Bronchetti	02.	Steve A. Cobb	03.	Peter Finnerty	04.	Ken C. Joseph	☐	☐	☐
	05.	Barbara L. Lamb	06.	Thomas A. Leonard	07.	Pamela L. Salaway	08.	Manisha A. Thakor
	09.	Brian W. Wixted	10.	Nancy B. Wolcott

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT”

and write the nominee’s number on the line provided. _______________________________________________

2.	To authorize the LVIP BlackRock Global Allocation Fund to rely on an SEC “Manager of Managers” order.

	FOR	AGAINST	ABSTAIN
LVIP BlackRock Global Allocation Fund	☐	☐	☐

3.	To transact such other business, not currently contemplated, that may properly come before the Meeting or any adjournments or postponements thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

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xxxxxxxxxxxxxx	LIN1 33894	xxxxxxxx

PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST	PROXY
1301 S. HARRISON STREET, FORT WAYNE, IN 46802 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 14, 2024

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE LINCOLN VARIABLE INSURANCE PRODUCTS TRUST.

The undersigned, revoking previous proxies with respect to the shares in the name of the undersigned, hereby appoint(s) Jayson R. Bronchetti, Samuel K. Goldstein, and James Hoffmayer, or any of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all shares of the fund(s) listed on the reverse side (each, individually a “Fund” and collectively, the “Funds”), each a series of the Lincoln Variable Insurance Products Trust (“LVIP”), with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of the Trust located at 1301 South Harrison Street, Fort Wayne, Indiana 46802 on June 14, 2024, at 11:00 a.m. Eastern Time and at any adjournments or postponements thereof.

I acknowledge receipt of the Notice of the Special Meeting of the Shareholders and accompanying Proxy Statement dated on or about April 5, 2024.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

LIN_33894_032224

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Lincoln Variable Insurance Products Trust

Special Meeting of Shareholders to be held on June 14, 2024.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lin-33894

FUNDS	FUNDS
LVIP Delaware Diversified Floating Rate Fund	LVIP Delaware Diversified Income Fund
LVIP Delaware High Yield Fund	LVIP Delaware Limited-Term Diversified Income Fund
LVIP Delaware Mid Cap Value Fund	LVIP Delaware SMID Cap Core Fund
LVIP Delaware Social Awareness Fund	LVIP Delaware U.S. Growth Fund
LVIP Delaware U.S. REIT Fund	LVIP Delaware Value Fund
LVIP Delaware Wealth Builder Fund	LVIP Dimensional International Core Equity Fund
LVIP Dimensional International Equity Managed Volatility Fund	LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund	LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Fidelity Institutional AM Select Core Equity Managed Volatility Fund	LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	LVIP Franklin Templeton Multi-Factor International Equity Fund
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund
LVIP Government Money Market Fund	LVIP Invesco Select Equity Income Managed Volatility Fund
LVIP JPMorgan Core Bond Fund	LVIP JPMorgan High Yield Fund
LVIP JPMorgan Mid Cap Value Fund	LVIP JPMorgan Retirement Income Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	LVIP JPMorgan Small Cap Core Fund
LVIP JPMorgan U.S. Equity Fund	LVIP Loomis Sayles Global Growth Fund
LVIP MFS International Equity Managed Volatility Fund	LVIP MFS International Growth Fund

Please detach at perforation before mailing.

This proxy will be voted as instructed. If no specification is made for the Proposals, the proxy will be voted “FOR” the Proposals. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposals The Board of Trustees unanimously recommends a vote “FOR” the Proposals.

1.	To elect ten trustees to the Board of Trustees.								FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01.	Jayson R. Bronchetti	02.	Steve A. Cobb	03.	Peter Finnerty	04.	Ken C. Joseph	☐	☐	☐
	05.	Barbara L. Lamb	06.	Thomas A. Leonard	07.	Pamela L. Salaway	08.	Manisha A. Thakor
	09.	Brian W. Wixted	10.	Nancy B. Wolcott

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT”

and write the nominee’s number on the line provided. _______________________________________________

2.	To authorize the LVIP BlackRock Global Allocation Fund to rely on an SEC “Manager of Managers” order.

Not applicable to your fund(s)

3.	To transact such other business, not currently contemplated, that may properly come before the Meeting or any adjournments or postponements thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	LIN1 33894	xxxxxxxx

PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST	PROXY
1301 S. HARRISON STREET, FORT WAYNE, IN 46802 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 14, 2024

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE LINCOLN VARIABLE INSURANCE PRODUCTS TRUST.

The undersigned, revoking previous proxies with respect to the shares in the name of the undersigned, hereby appoint(s) Jayson R. Bronchetti, Samuel K. Goldstein, and James Hoffmayer, or any of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all shares of the fund(s) listed on the reverse side (each, individually a “Fund” and collectively, the “Funds”), each a series of the Lincoln Variable Insurance Products Trust (“LVIP”), with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of the Trust located at 1301 South Harrison Street, Fort Wayne, Indiana 46802 on June 14, 2024, at 11:00 a.m. Eastern Time and at any adjournments or postponements thereof.

I acknowledge receipt of the Notice of the Special Meeting of the Shareholders and accompanying Proxy Statement dated on or about April 5, 2024.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

LIN_33894_032224

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Lincoln Variable Insurance Products Trust

Special Meeting of Shareholders to be held on June 14, 2024.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lin-33894

FUNDS	FUNDS
LVIP MFS Value Fund	LVIP Mondrian Global Income Fund
LVIP Mondrian International Value Fund	LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP PIMCO Low Duration Bond Fund	LVIP SSGA Bond Index Fund
LVIP SSGA Conservative Index Allocation Fund	LVIP Structured Conservative Allocation Fund
LVIP SSGA Emerging Markets Equity Index Fund	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund	LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap Managed Volatility Fund	LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund	LVIP Structured Moderate Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP Structured Moderately Aggressive Allocation Fund
LVIP SSGA NASDAQ-100 Index Fund	LVIP SSGA S&P 500 Index Fund
LVIP SSGA Short-Term Bond Index Fund	LVIP SSGA Small-Cap Index Fund
LVIP SSGA SMID Cap Managed Volatility Fund	LVIP T. Rowe Price 2020 Fund
LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund
LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
LVIP T. Rowe Price Growth Stock Fund	LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Growth Allocation Managed Risk Fund
LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund	LVIP Wellington Capital Growth Fund
LVIP Wellington SMID Cap Value Fund	LVIP Western Asset Core Bond Fund

Please detach at perforation before mailing.

This proxy will be voted as instructed. If no specification is made for the Proposals, the proxy will be voted “FOR” the Proposals. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposals The Board of Trustees unanimously recommends a vote “FOR” the Proposals.

1.	To elect ten trustees to the Board of Trustees.								FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01.	Jayson R. Bronchetti	02.	Steve A. Cobb	03.	Peter Finnerty	04.	Ken C. Joseph	☐	☐	☐
	05.	Barbara L. Lamb	06.	Thomas A. Leonard	07.	Pamela L. Salaway	08.	Manisha A. Thakor
	09.	Brian W. Wixted	10.	Nancy B. Wolcott

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT”

and write the nominee’s number on the line provided. _______________________________________________

2.	To authorize the LVIP BlackRock Global Allocation Fund to rely on an SEC “Manager of Managers” order.

Not applicable to your fund(s)

3.	To transact such other business, not currently contemplated, that may properly come before the Meeting or any adjournments or postponements thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	LIN1 33894	xxxxxxxx

PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Voting Instruction Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST	VOTING INSTRUCTION CARD
1301 S. HARRISON STREET, FORT WAYNE, IN 46802 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 14, 2024

THIS VOTING INSTRUCTION CARD IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE LINCOLN VARIABLE INSURANCE PRODUCTS TRUST.

[INSURANCE COMPANY DROP-IN]

Revoking any prior instructions, the undersigned instructs the above referenced insurance company (the “Company”) to vote and act with respect to all shares of the funds listed on the reverse side (each, individually a “Fund” and collectively, the “Funds”), each a series of the Lincoln Variable Insurance Products Trust (“LVIP”), that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of Shareholders to be at the offices of the Trust located at 1301 South Harrison Street, Fort Wayne, Indiana 46802 on June 14, 2024, at 11:00 a.m. Eastern Time and at any adjournments or postponements thereof.

If you sign on the reverse side but do not mark instructions, the Company will vote all shares of the Fund(s) attributable to your account value FOR the proposals. If you do not return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

LIN_33894_032224_VI

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Lincoln Variable Insurance Products Trust

Special Meeting of Shareholders to be held on June 14, 2024.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lin-33894

FUNDS	FUNDS
Lincoln Hedged Nasdaq-100 Fund	Lincoln Hedged Nasdaq-100 Fund 2
Lincoln Hedged S&P 500 Conservative Fund 2	Lincoln Hedged S&P 500 Conservative Fund 3
Lincoln Hedged S&P 500 Conservative Fund 4	Lincoln Hedged S&P 500 Fund 2
Lincoln Hedged S&P 500 Fund 3	Lincoln Hedged S&P 500 Fund 4
Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Hedged Nasdaq-100 Fund 3
Lincoln Opportunistic Hedged Equity Fund	Lincoln S&P 500 Buffer Fund May
Lincoln S&P 500 Ultra Buffer Fund May	LVIP American Balanced Allocation Fund
LVIP American Century Select Mid Cap Managed Volatility Fund	LVIP American Global Balanced Allocation Managed Risk Fund
LVIP American Global Growth Allocation Managed Risk Fund	LVIP American Global Growth Fund
LVIP American Global Small Capitalization Fund	LVIP American Growth Allocation Fund
LVIP American Growth Fund	LVIP American Growth-Income Fund
LVIP American Income Allocation Fund	LVIP American International Fund
LVIP American Preservation Fund	LVIP Baron Growth Opportunities Fund
LVIP BlackRock Dividend Value Managed Volatility Fund	LVIP BlackRock Global Allocation Fund
LVIP BlackRock Global Allocation Managed Risk Fund	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock Inflation Protected Bond Fund	LVIP BlackRock Real Estate Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund	LVIP Channing Small Cap Value Fund
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund	LVIP Delaware Bond Fund

Please detach at perforation before mailing.

This voting instruction card will be voted as instructed. If no specification is made for the Proposals, the voting instruction card will be voted “FOR” the Proposals. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposals The Board of Trustees unanimously recommends a vote “FOR” the Proposals.

1.	To elect ten trustees to the Board of Trustees.								FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01.	Jayson R. Bronchetti	02.	Steve A. Cobb	03.	Peter Finnerty	04.	Ken C. Joseph	☐	☐	☐
	05.	Barbara L. Lamb	06.	Thomas A. Leonard	07.	Pamela L. Salaway	08.	Manisha A. Thakor
	09.	Brian W. Wixted	10.	Nancy B. Wolcott

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT”

and write the nominee’s number on the line provided. _______________________________________________

2.	To authorize the LVIP BlackRock Global Allocation Fund to rely on an SEC “Manager of Managers” order.

	FOR	AGAINST	ABSTAIN
LVIP BlackRock Global Allocation Fund	☐	☐	☐

3.	To transact such other business, not currently contemplated, that may properly come before the Meeting or any adjournments or postponements thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	LIN2 33894	xxxxxxxx

PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Voting Instruction Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST	VOTING INSTRUCTION CARD
1301 S. HARRISON STREET, FORT WAYNE, IN 46802 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 14, 2024

THIS VOTING INSTRUCTION CARD IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE LINCOLN VARIABLE INSURANCE PRODUCTS TRUST.

[INSURANCE COMPANY DROP-IN]

Revoking any prior instructions, the undersigned instructs the above referenced insurance company (the “Company”) to vote and act with respect to all shares of the funds listed on the reverse side (each, individually a “Fund” and collectively, the “Funds”), each a series of the Lincoln Variable Insurance Products Trust (“LVIP”), that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of Shareholders to be at the offices of the Trust located at 1301 South Harrison Street, Fort Wayne, Indiana 46802 on June 14, 2024, at 11:00 a.m. Eastern Time and at any adjournments or postponements thereof.

If you sign on the reverse side but do not mark instructions, the Company will vote all shares of the Fund(s) attributable to your account value FOR the proposals. If you do not return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

LIN_33894_032224_VI

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Lincoln Variable Insurance Products Trust

Special Meeting of Shareholders to be held on June 14, 2024.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lin-33894

FUNDS	FUNDS
LVIP Delaware Diversified Floating Rate Fund	LVIP Delaware Diversified Income Fund
LVIP Delaware High Yield Fund	LVIP Delaware Limited-Term Diversified Income Fund
LVIP Delaware Mid Cap Value Fund	LVIP Delaware SMID Cap Core Fund
LVIP Delaware Social Awareness Fund	LVIP Delaware U.S. Growth Fund
LVIP Delaware U.S. REIT Fund	LVIP Delaware Value Fund
LVIP Delaware Wealth Builder Fund	LVIP Dimensional International Core Equity Fund
LVIP Dimensional International Equity Managed Volatility Fund	LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund	LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Fidelity Institutional AM Select Core Equity Managed Volatility Fund	LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	LVIP Franklin Templeton Multi-Factor International Equity Fund
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund
LVIP Government Money Market Fund	LVIP Invesco Select Equity Income Managed Volatility Fund
LVIP JPMorgan Core Bond Fund	LVIP JPMorgan High Yield Fund
LVIP JPMorgan Mid Cap Value Fund	LVIP JPMorgan Retirement Income Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	LVIP JPMorgan Small Cap Core Fund
LVIP JPMorgan U.S. Equity Fund	LVIP Loomis Sayles Global Growth Fund
LVIP MFS International Equity Managed Volatility Fund	LVIP MFS International Growth Fund

Please detach at perforation before mailing.

This voting instruction card will be voted as instructed. If no specification is made for the Proposals, the voting instruction card will be voted “FOR” the Proposals. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposals The Board of Trustees unanimously recommends a vote “FOR” the Proposals.

1.	To elect ten trustees to the Board of Trustees.								FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01.	Jayson R. Bronchetti	02.	Steve A. Cobb	03.	Peter Finnerty	04.	Ken C. Joseph	☐	☐	☐
	05.	Barbara L. Lamb	06.	Thomas A. Leonard	07.	Pamela L. Salaway	08.	Manisha A. Thakor
	09.	Brian W. Wixted	10.	Nancy B. Wolcott

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT”

and write the nominee’s number on the line provided. _______________________________________________

2.	To authorize the LVIP BlackRock Global Allocation Fund to rely on an SEC “Manager of Managers” order.

Not applicable to your fund(s)

3.	To transact such other business, not currently contemplated, that may properly come before the Meeting or any adjournments or postponements thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	LIN2 33894	xxxxxxxx

PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Voting Instruction Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST	VOTING INSTRUCTION CARD
1301 S. HARRISON STREET, FORT WAYNE, IN 46802 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 14, 2024

THIS VOTING INSTRUCTION CARD IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE LINCOLN VARIABLE INSURANCE PRODUCTS TRUST.

[INSURANCE COMPANY DROP-IN]

Revoking any prior instructions, the undersigned instructs the above referenced insurance company (the “Company”) to vote and act with respect to all shares of the funds listed on the reverse side (each, individually a “Fund” and collectively, the “Funds”), each a series of the Lincoln Variable Insurance Products Trust (“LVIP”), that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of Shareholders to be at the offices of the Trust located at 1301 South Harrison Street, Fort Wayne, Indiana 46802 on June 14, 2024, at 11:00 a.m. Eastern Time and at any adjournments or postponements thereof.

If you sign on the reverse side but do not mark instructions, the Company will vote all shares of the Fund(s) attributable to your account value FOR the proposals. If you do not return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

LIN_33894_032224_VI

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Lincoln Variable Insurance Products Trust

Special Meeting of Shareholders to be held on June 14, 2024.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lin-33894

FUNDS	FUNDS
LVIP MFS Value Fund	LVIP Mondrian Global Income Fund
LVIP Mondrian International Value Fund	LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP PIMCO Low Duration Bond Fund	LVIP SSGA Bond Index Fund
LVIP SSGA Conservative Index Allocation Fund	LVIP Structured Conservative Allocation Fund
LVIP SSGA Emerging Markets Equity Index Fund	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund	LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap Managed Volatility Fund	LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund	LVIP Structured Moderate Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP Structured Moderately Aggressive Allocation Fund
LVIP SSGA NASDAQ-100 Index Fund	LVIP SSGA S&P 500 Index Fund
LVIP SSGA Short-Term Bond Index Fund	LVIP SSGA Small-Cap Index Fund
LVIP SSGA SMID Cap Managed Volatility Fund	LVIP T. Rowe Price 2020 Fund
LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund
LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
LVIP T. Rowe Price Growth Stock Fund	LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Growth Allocation Managed Risk Fund
LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund	LVIP Wellington Capital Growth Fund
LVIP Wellington SMID Cap Value Fund	LVIP Western Asset Core Bond Fund

Please detach at perforation before mailing.

This voting instruction card will be voted as instructed. If no specification is made for the Proposals, the voting instruction card will be voted “FOR” the Proposals. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposals The Board of Trustees unanimously recommends a vote “FOR” the Proposals.

1.	To elect ten trustees to the Board of Trustees.								FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01.	Jayson R. Bronchetti	02.	Steve A. Cobb	03.	Peter Finnerty	04.	Ken C. Joseph	☐	☐	☐
	05.	Barbara L. Lamb	06.	Thomas A. Leonard	07.	Pamela L. Salaway	08.	Manisha A. Thakor
	09.	Brian W. Wixted	10.	Nancy B. Wolcott

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT”

and write the nominee’s number on the line provided. _______________________________________________

2.	To authorize the LVIP BlackRock Global Allocation Fund to rely on an SEC “Manager of Managers” order.

Not applicable to your fund(s)

3.	To transact such other business, not currently contemplated, that may properly come before the Meeting or any adjournments or postponements thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	LIN2 33894	xxxxxxxx